Dear Investor,

The six months ended June 30, 2000 brought a further increase in stock market volatility. It also, however, brought a rotation of stock market leadership out of large-capitalization growth stocks into smaller-capitalization and some value stocks, and favorable performance in the bond market. Neither of these market attributes had been seen in some time. Investors were further challenged by extreme sector rotation in both stocks and bonds as the various categories of securities and issuers took turns leading the way, then falling away.

Throughout this period, the Federal Reserve Board voiced continuing concern about the pace of the economy and its potential impact on inflation, and illustrated that concern by gradually increasing upward pressure on interest rate levels. Finally, with its 0.50% increase in the Federal Funds and discount rates in late-May, signs of a slowing economy began to emerge. Seeing this, with no signs that inflation was spreading beyond oil and wages, stock and bond investors felt quite positive as the first half ended and both markets were heading higher.

This six-month period of wide swings in market direction provided many opportunities for the Ultra Series Funds to illustrate their ability to participate in favorable markets, and to provide some downside protection in falling markets. As discussed in the following pages, all of the stock funds outperformed their representative market or peer group indexes over this six-month period. In most cases, this performance edge was achieved primarily by not losing as much of previous gains during the period's significant market declines.

This relative stability in difficult markets is a hallmark of our investment management style and philosophy. We manage all of the core portfolio funds - Money Market, Bond, Balanced, Growth and Income Stock, and Capital Appreciation Stock - with the dual objectives of competitive returns and moderated risk. This dual emphasis cannot eliminate the chances of significant declines in the funds' share values. It does, however, usually moderate the fluctuations, making it less difficult (though it's never easy!) for investors to start, and to stay with, their long-term, systematic investment accumulation programs in spite of the always-challenging investment markets. As a result, we expect our investors to realize greater long-term success with their investment programs than those investors who are attempting to invest "at just the right times" in more volatile funds.

Looking ahead, there is still the distinct possibility of more Fed-induced increases in interest rates in the months ahead. The recent pace of corporate earnings gains should also be expected to ease. However, the underlying economic foundation in the U. S. remains very sound, and the continuing recovery of most international economies will further support U. S. economic growth. The Fed's goal is to temper the rate of U. S. economic growth, not reverse it.

We believe this careful balance can be achieved, and that our investment markets will continue their advance as attainment of this objective by the Fed becomes more visible. If so, the rest of this year should be a favorable time to be adding to long-term investment portfolios, and funds like those in the Ultra Series family that are managed with an eye on risk should be ideal investment vehicles.

All of us at CIMCO thank you for your continued confidence in the Ultra Series Fund.

Sincerely,

/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

                               TREASURY 2000 FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Treasury 2000 Fund compared to several indices. Ten thousand dollars invested on the inception date of July 28, 1988, would have the following value as of June 30, 2000.

     Treasury 2000 Fund.............................................$22,448
     Lipper Average.................................................$24,458
     Lehman Intermediate Treasury Bond Index........................$23,555
     Consumer Price Index...........................................$13,434


                           Average Annual Total Return

                                   Since       Since       Since        Since
                                 12-31-99    12-31-96    12-31-94     Inception
                                                                       of Fund

Treasury 2000 Fund                 2.80%       5.77%       7.70%        8.01%
Lehman Intermediate Treasury       3.62%       5.77%       6.94%        8.50%
   Bond Index2
Lipper Average3                    4.20%       5.88%       7.51%        8.89%
Consumer Price Index4              0.60%       1.94%       2.27%        2.85%


1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Treasury 2000 Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 Lehman Intermediate Treasury Bond Index represents an index of the market values of U.S. Treasury debt instruments having intermediate-term maturities.

3 The Lipper Performance Summary Average for Target Maturity Funds represents the average annual total return of all the underlying Target Maturity Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

4 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 2000 Performance
                               Treasury 2000 Fund

Investment Objective: Seeks safety of capital and a relatively predictable payout upon portfolio maturity, primarily by investing in stripped Treasury securities.

Management's Discussion: Interest rates in the short-term end of the yield curve generally rose during six months ended June 30, 2000, with yields on 90-day Treasury bills rising from 5.33% on December 31, 1999, to 5.85% at the end of the period. With the continued strength in the U.S. economy, firming global economies, a surging stock market and tight labor markets, the Federal Reserve raised interest rates six times during 1999 and 2000, ending with a 0.50% increase in May. These rate increases do seem to be having the desired effect, however, so any further increases should be modest.

The Treasury 2000 Fund's investment approach of staying invested exclusively in U.S. Treasury strips or similar zero coupon securities with a maturity date of November 15, 2000, allowed the Fund to gain 2.80% in value, comparable to the results experienced in the intermediate-term bond market and to the returns of similar funds:

     Ultra Series Treasury 2000 Fund                                  2.80%

     Lehman Intermediate Government/Credit Bond Index                 3.22%

     Lipper Short U. S. Government Mutual Fund Index                  2.91%

As is always the case with target maturity funds like Treasury 2000, the risk/return nature of the fund changes quite dramatically as the maturity date of the fund approaches. It performs more and more like a money market mutual fund. Its month-to-month variability of returns decreases, as does its overall level of returns (barring an extreme change in interest rate levels). Investors who selected this fund for its attractive returns relative to the certainty of its value at maturity may be better served by either the Money Market Fund (for investors seeking high stability of principal and "savings-type" returns), or the Bond Fund (for investors willing to accept moderate variability in principal values in the pursuit of higher yields). If you do nothing before the November 15, 2000 maturity date of the Fund's investments, your balances in this Fund will automatically be transferred to the Money Market Fund. We encourage you to discuss these alternatives with your representative or call the CUNA Mutual Life Insurance Company offices at 1-800-798-5500.

CIMCO Inc. Bond Portfolio Management Team

                                    BOND FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Bond Fund compared to several indices. Ten thousand dollars invested on January 3, 1985, would have the following value as of June 30, 2000.

     Bond Fund......................................................$19,538
     Lehman Intermediate Government/Corporate Bond Index............$20,803
     Lipper Average.................................................$17,762
     Consumer Price Index...........................................$13,434


                           Average Annual Total Return

                                  Since      Since       Since   Since Inception
                                12-31-99    12-31-96   12-31-94      of Fund

     Bond Fund                    2.58%      4.82%       6.47%        6.59%
     Lehman Intermediate Govt./
         Corporate Bond Index2    3.21%      5.64%       7.04%        7.23%
     Lipper Average3              2.93%      4.66%       5.18%        5.62%
     Consumer Price Index4        0.60%      1.94%       2.27%        2.85%


GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 26.9% in Mortgage Backed/Asset Backed Bonds, 42.7% in U.S. Corporate Bonds, 21.1% in U.S. Government & Agency Bonds, 6.1% in Non-U.S. Corporate Bonds, and 3.2% in Short-term Investments.


1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Bond Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 Lehman Intermediate Government/Corporate Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

3 The Lipper Performance Summary Average for Short/Intermediate Investment Grade
  Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

4 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 2000 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk through investment in a diversified portfolio of fixed income securities. The Fund emphasizes short to intermediate-term, investment grade bonds.

Management's Discussion: The first six months of 2000 saw continuing increases in short-term interest rates by the Federal Reserve Board, along with declining yields on long-term U. S. Treasury bonds as fiscal surpluses were used by the government to purchase some of these bonds. The resulting inversion of the yield curve, a situation where short-term interest rates exceed longer-term rates, created a challenging but generally rewarding environment for bond investors.

For the period December 31, 1999 through June 30, 2000, the Lehman Intermediate Government/Credit Bond Index, an index heavily weighted with Treasury and agency securities, managed a return of 3.22%. This is equivalent to an annual rate of approximately 6.54%. The six month return compares with a loss during the same period of -0.42% for common stocks as measured by the Standard & Poor's 500 Index - the first time in many years that bond returns have exceeded stock returns.

In this environment, the Bond Fund returned 2.58%, slightly lagging the market index and its peer group of similar mutual funds.

     Ultra Series Bond Fund                                           2.58%

     Lehman Intermediate Govt/Corp Bond Index                         3.22%
     Lehman Treasury Bond Index                                       5.37%
     Lehman U. S. Credit Corporate Bond Index                         2.68%
     Lehman U. S. Corporate High Yield Index                         -1.21%

     Lipper Intermediate Investment Grade Bond Fund Index             3.30%

These bond market returns are all quite favorable given the Federal Reserve's continuing efforts to slow the economy by steadily raising the target federal funds rate and discount rate, including a 0.50% increase in mid-May. Such moves led to under-performance of corporate bonds in general versus government securities, and especially dampened returns on high yield bonds. Investors in these securities worried about increasing credit problems among bond issuers due to higher interest costs and the slowing economy. Even with these rate increases and increasing instances of credit problems with certain bond issuers, however, bond investors were generally positive by the end of the period, believing that economic growth has moderated and inflation will remain low. This should allow the Federal Reserve to end its rate increases before seriously impacting the most interest rate sensitive companies and sectors of our economy.

We appreciate your continued support and confidence, and are pleased that bonds have been able in recent months to illustrate their value in a diversified portfolio. Although the months ahead will certainly contain at least the usual number of surprises for investors, we remain confident that a patient, diversified, investment strategy will be successful over the long run.

CIMCO Inc. Bond Portfolio Management Team

                                  BALANCED FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indices. Ten thousand dollars invested on January 3, 1985, would have the following value as of June 30, 2000.

     Balanced Fund..................................................$30,590
     S&P 500 Index..................................................$53,014
     Lipper Average.................................................$38,549
     Synthetic Index................................................$31,418
     Lehman Intermediate Government/Corporate Bond Index............$20,803
     90 Day U.S. Treasury Bill......................................$16,813
     Consumer Price Index...........................................$13,434


                           Average Annual Total Return

                                   Since     Since       Since   Since Inception
                                 12-31-99   12-31-96   12-31-94      of Fund

     Balanced Fund                 3.00%     13.61%     14.61%       11.24%
     S&P 500 Index2               -0.41%     23.06%     25.55%       17.22%
     Synthetic Index3              1.65%     13.48%     15.03%       11.52%
     Lehman Intermediate Govt./    3.21%      5.64%      7.04%        7.23%
         Corporate Bond Index4
     Lipper Average5               1.74%     10.93%     12.34%       13.53%
     90 Day U.S. Treasury Bill6    2.80%      4.25%      4.70%        4.80%
     Consumer Price Index7         0.60%      1.94%      2.27%        2.85%


GRAPHIC: At this place the shareholder report contains a pie chart showing a portfolio mix of 49.5% in Domestic Common Stocks, 16.9% in U.S. Corporate Bonds, 10.5% in U.S. Government & Agency Bonds, 10.9% in Mortgage Backed/Asset Backed Bonds, 4.8% in Short-term Investments, 4.3% in Foreign Common Stocks, 2.9% in Non-U.S. Corporate Bonds, and 0.2% in Other Assets & Liabilities.

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Balanced Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock weighted in proportion to its market value.

3 The Synthetic Index represents the average annual total returns of a portfolio which was annually readjusted to 45% Standard and Poor's 500 Index, 40% Lehman Intermediate Government/Corporate Bond Index, and 15% 90 Day U.S. Treasury Bills.

4 Lehman Intermediate Government/Corporate Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

5 The Lipper Performance Summary Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

6 90 Day U.S. Treasury Bill represents the total return provided by successive investments over the period specified in 90 Day U.S. Treasury Bills.

7 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 2000 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital growth by investing in common stocks of the type owned in the Growth and Income and Capital Appreciation Stock Funds, bonds of the type owned in the Bond Fund and money market instruments of the type owned in the Money Market Fund.

Management's Discussion: During the six months ended June 30, 2000, U.S. stocks fluctuated violently as investors questioned the prospects for interest rates, inflation and corporate earnings. The Standard & Poor's 500 index struggled to a small loss, -0.42%, significantly lagging (for the first time in a few years) the performance of mid- and small-capitalization stocks.

Bond investors enjoyed the rare pleasure of outperforming large-capitalization stocks as the Lehman Intermediate Government/Credit Bond Index returned 3.22%. Interest rates rose in the short end of the yield curve as the Federal Reserve Board continued to ratchet rates higher, but long bonds actually declined in yield as long Treasuries were retired with funds from the unexpectedly high budget surpluses, and credit conditions remained generally favorable.

The Ultra Series Balanced Fund provided a return of 3.01% for the six months ended June 30, 2000. This exceeded the 1.74% recorded by similar funds as represented by the Lipper Balanced Mutual Fund Index over the same time frame. This is despite the fact that many balanced funds take a more aggressive posture than the Ultra Series Balanced Fund in their investment allocations and in the specific selections of stocks, bonds, and money market instruments. The Balanced Fund's return was also higher than the benchmark's 1.65% gain as represented by a hypothetical portfolio consisting of 45% S&P 500 index, 40% Lehman Brothers Intermediate Government/Credit Bond Index and 15% 90-day U.S. Treasury bills.

     Ultra Series Balanced Fund                                       3.01%

     Synthetic Index *                                                1.65%

     Lipper Index of Balanced Funds                                   1.74%

     * 45% Standard & Poor's 500, 40% Lehman Intermediate Government/Corporate Bond Index and 15% 90-day U.S. Treasury Bills

Because the stocks and bonds owned in the Ultra Series Balanced Fund are largely the same as the securities comprising Ultra Series Capital Appreciation Stock, Growth and Income Stock, and Bond Funds, please see the information provided for those funds elsewhere in this report for a more complete description of the Balanced Fund's portfolio positioning and component results.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive stocks, bonds, and money market investments identified by the CIMCO portfolio management team. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise approximately 55% of net assets and bonds are roughly 42% of net assets, with the remaining approximately 3% invested in money market instruments and other assets.

These proportions vary over time in reaction to the pace at which the management team is finding attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow. The management team uses this "bottom up" asset allocation approach instead of the more commonly used "top down" tactics because we have observed that such top-down "market-timing" is rarely successful over the long term.

The Balanced Fund, through its diversification and flexibility, may be the most "investment efficient" of all the Ultra Series Funds. It is specifically designed to help investors harvest broad U.S. securities market returns within long-term investment programs, and most importantly, to weather difficult markets with the help of the risk reduction effects of its broad diversification.

CIMCO Inc. Balanced Portfolio Management Team

                          GROWTH AND INCOME STOCK FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Growth and Income Stock Fund compared to several indices. Ten thousand dollars invested on January 3, 1985, would have the following value as of June 30, 2000.

     Growth and Income Stock Fund...................................$45,999
     S&P 500 Index..................................................$53,027
     Lipper Index of Large-Cap Value Funds..........................$41,110
     Consumer Price Index...........................................$13,434

                           Average Annual Total Return

                                     Since     Since     Since   Since Inception
                                    12-31-99  12-31-96  12-31-94     of Fund

     Growth and Income Stock Fund    -2.29%    19.58%    22.16%      15.64%
     S&P 500 Index2                  -0.41%    23.07%    25.56%      17.22%
     Lipper Index of Large-Cap
        Value Funds3                 -1.99%    15.37%    19.47%      14.41%
     Consumer Price Index4            0.60%     1.94%     2.27%       2.85%


TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
EMC Corporation.....................4.4%  American Home Products
Nortel Networks Corporation.........4.1%    Corporation.....................2.8%
Koninklijke (Royal) Philips Elec.         The Walt Disney Company...........2.7%
  N.V.-ADR..........................3.3%  Hewlett-Packard Company...........2.7%
Texas Instruments Incorporated......3.0%  Baxter International Inc..........2.4%
Int'l Business Machines Corp........2.8%  Kimberly-Clark Corporation........2.3%


GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 9.6% in Foreign Common Stocks, 3.3% in Short-term Investments, 0.8% in Other Assets & Liabilities, and 86.3% in Domestic Common Stocks.

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Growth and Income Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock weighted in proportion to its market value.

3 Lipper Index of Large-Cap Value Funds represents an index of 30 large mutual funds that invest primarily in large capitalization companies. These funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

4 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 2000 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of companies with financial and market strengths and long-term records of performance.

Management's Discussion: The first half of 2000 saw mixed results for the various stock market indexes. In general, growth outperformed value, and small- and mid-capitalization stocks outperformed large-capitalization stocks. During the period, the market remained in a volatile trading range leaving many of the broader market indexes essentially unchanged on a year-to-date basis. Returns ranged widely from an 8.97% gain for the S&P MidCap Index to a loss of -8.44% for the Dow Jones Industrial Average. Market volatility has remained at near record levels as investors debate how the economy and corporate profits will ultimately be impacted by the six interest rate increases implemented by the Federal Reserve over the past twelve months.

The Ultra Series Growth and Income Stock Fund returned 2.28% during the six months ended June 30, 2000, outpacing the S&P 500's slight loss (-0.42%) over this period. The Fund's focus on broadly diversified, reasonably valued stocks has served investors well by providing greater stability during this period of above-average volatility. Fund results also outperformed its peer group index, exceeding the -1.99% loss of the Lipper Large-Cap Value Mutual Fund Index by 427 basis points.

     Ultra Series Growth and Income Stock Fund                           2.28%

     Standard & Poor's Mid Cap 400 Index (Middle capitalization stocks)  8.97%
     Russell 1000 Index (Large capitalization stocks)                    0.78%
     Standard & Poor's 500 Index (Large capitalization stocks)          -0.42%

     Lipper Large-Cap Value Funds Index                                 -1.99%

Fund results during the first half of the year benefited from strong relative performance in the technology, consumer staples, consumer cyclical and utilities sectors. The Fund's technology sector continued to generate strong results, despite the downward revaluation experienced by many names in that sector. Holdings such as Texas Instruments, EMC Corp. and Hewlett-Packard each gained over 40% during the period, contributing to the sector's strong relative performance. In the consumer staples sector, Nabisco Holdings led the group by advancing nearly 68% as the company agreed to be acquired by Philip Morris in a cash deal. The consumer cyclical and utilities sectors both benefited from strong stock selection.

Fund results were negatively impacted by relative sector under-performance in the capital goods, healthcare and basic materials sectors. In the capital goods sector, Honeywell International under-performed significantly as the company announced disappointing earnings. Healthcare sector results lagged the corresponding S&P sector return as Bristol Myers-Squibb announced that a key new product would face unanticipated delays. Basic materials results suffered from general weakness in stocks such as Georgia-Pacific and Dow Chemical.

We are presently over-weighted in the consumer staples, energy and utilities sectors while being under-weighted in the consumer cyclical, finance, capital goods and communication services sectors. All other sectors approximate benchmark weights. While our sector weightings are determined by the number of attractive stocks that we identify through bottom-up fundamental analysis, the degree to which sectors are over-weighted or under-weighted is generally limited in the Growth and Income Fund to a range of one-half to one-and-one-half times the benchmark index weight as a risk reduction technique.

Market leadership appears to be broadening beyond the narrow group of stocks that have dominated investment performance in recent years. After a multi-year period of under-performance, the small- and mid-capitalization tiers of the equity market have begun to outperform their large-cap counterparts. Technology stocks, which have been leading the stock market higher since the latter part of 1998, have begun to falter. If market leadership continues to broaden, we believe that investors will be well served by a owning shares of a well-diversified fund with representation across various industries, such as the Growth & Income Stock Fund.

CIMCO Inc. Common Stock Portfolio Management Team

                        CAPITAL APPRECIATION STOCK FUND1
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Stock Fund compared to several indices. Ten thousand dollars invested on the inception of January 3, 1994, would have the following value as of June 30, 2000.

     Capital Appreciation Stock Fund................................$34,429
     S&P 1500 SuperComposite Index..................................$30,291
     Lipper Multi-Cap Core Index....................................$29,708
     Consumer Price Index...........................................$11,621

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is January 3, 1994.

                           Average Annual Total Return

                                      Since     Since    Since   Since Inception
                                    12-31-99  12-31-96  12-31-94     of Fund

   Capital Appreciation Stock Fund   -3.26%    22.87%    24.01%      20.95%
   S&P 1500 SuperComposite Index3     0.41%    22.39%    23.14%      18.59%
   Lipper Index of Multi-Cap Core
     Funds4                           4.02%    19.82%    22.10%      18.24%
   Consumer Price Index5              0.60%     1.94%     2.27%       2.34%



TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
ADC Telecommunications, Inc......4.6%     Citigroup Inc.....................2.7%
EMC Corporation..................4.6%     Target Corporation................2.7%
Texas Instruments Incorporated...3.1%     Micron Technology, Inc............2.4%
Gateway, Inc.....................2.9%     3Com Corporation..................2.3%
Elan Corp PLC - ADR..............2.8%     Telefonos de Mexico SP ADR-CI L...2.3%


GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 9.9% in Foreign Common Stocks, 3.1% in Short-term Investments, 0.5% in Other Assets & Liabilities, and 86.5% in Domestic Common Stocks.

1 Returns on the graph are from inception, January 3, 1994.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Capital Appreciation Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3.The Capital  Appreciation Stock Fund commenced operations January 3, 1994. The
  S&P 1500 SuperComposite Index was not established until December 31, 1994. The above graph shows the performance of the S&P 400 Mid-Cap Index for the period from fund inception to December 31, 1994, and the performance of the S&P 1500 Index for the period January 1, 1995, to the present.

4 Lipper Index of Multi-Cap Core Funds represents an index of 30 large mutual funds that invest in stocks of a variety of market capitalization ranges without concentrating their assets in any one market capitalization size range. The investments in these funds normally have average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

5 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 2000 Performance
                         Capital Appreciation Stock Fund

Investment Objective: Seeks a high level of long term growth of capital by investing in common stocks, including those of smaller companies and companies undergoing significant change.

Management's Discussion: The Federal Reserve's interest rate increases took some wind out of the sails of the large capitalization stocks, and helped push mid- and small-capitalization stocks higher. The improved market breadth came at the expense of increased volatility. Daily moves on the NASDAQ of more than three percent became commonplace. The S&P 400 MidCap Index led the way with a return of 8.97%, while the Russell 2000 Small Cap Index increased 3.04%. This caused the S&P 1500 SuperComposite Index's return of 0.42% to outpace the "mirror image" -0.42% return posted by the S&P 500. The Ultra Series Capital Appreciation Stock Fund returned 3.27% for the period. This exceeded the SuperComposite market index by 285 basis points, but slightly lagged the 4.02% recorded by the Lipper Capital Appreciation Mutual Funds Index.

     Ultra Series Capital Appreciation Stock Fund                     3.27%

     Russell  2000  Index  (Small   capitalization   stocks)          3.04%
     Standard and Poor's 400 Index (Middle  capitalization  stocks)
     8.97% Russell 1000 Index (Large  capitalization  stocks)         0.78%
     Standard & Poor's 500 Index (Large capitalization stocks) -0.42% Standard & Poor's 1500 SuperComposite Index (Large, middle,
       and small capitalization stocks)                               0.42%

     Lipper Capital Appreciation Mutual Funds Index                   4.02%

Market performance during the period was driven by the healthcare, utilities, energy, technology and consumer staples sectors. The same was true in the Fund as each of these sectors outperformed the overall index as well as their respective industry groups. The capital goods and basic materials sectors had a negative impact on fund performance. Significant contributors to the Fund's strong performance were Elan ADS and Alza in healthcare; El Paso Energy and Williams Companies in the utilities sector; and Weatherford International in the energy sector. ADC Telecom, EMC, and Micron Technology drove the technology sector's return and Nabisco fueled the consumer staples sector performance.

The Fund enters the second half of the year with modestly over-weighted positions in the basic materials, technology and transportation sectors. The Fund is slightly under-weighted in the capital goods, finance and healthcare sectors. Sector weights are a function of our "bottom up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

The market's modest overall performance from the beginning to the end of the period is not representative of the tumultuous activity that beckoned investors almost throughout this six-month period to deviate from their long-term investment discipline. The market became unsettled as the Federal Reserve's interest rate actions began to slow the economy to a more sustainable growth rate.

The extreme market volatility will likely persist as questions concerning the ability of the Federal Reserve Board to "soft land" the economy continue to be debated. Investors have scrambled to reassess the growth and profitability assumptions for the stocks that they own, resulting in repeated significant fluctuations in stock prices and valuations. This continuing volatility may test investors' nerves, but a likely benefit will be the continued improvement in market breadth as investors discover the value in companies outside the dot-com world. Volatility always has the potential to disrupt investors' long-term investment strategies, but during these turbulent times, it is more important than ever not to attempt to "time" the market. We believe that long term investors will be rewarded by accumulating a diversified portfolio of quality, reasonably priced securities like those we seek to provide in the Ultra Series Capital Appreciation Fund.

CIMCO Inc. Common Stock Portfolio Management Team

                               MID-CAP STOCK FUND1
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Mid-Cap Stock Fund compared to several indices. Ten thousand dollars invested on May 1, 1999 would have the following value as of June 30, 2000.

     Mid-Cap Stock Fund.............................................$12,114
     S&P 400 Stock Index............................................$12,377
     Lipper Index of Mid-Cap Value Funds............................$10,858
     Consumer Price Index...........................................$10,322

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is May 1, 1999.

             Total Return From May 1, 1999 Through June 30, 2000 2,3

                   Mid-Cap Stock Fund                     17.86%
                   S&P 400 Stock Index4                   20.05%
                   Lipper Index of Mid-Cap Value Funds5    7.31%
                   Consumer Price Index6                   2.75%



TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Elan Corp - PLC ADR................2.2%   Handspring, Inc...................2.0%
Ambac Financial Group, Inc.........2.1%   MGIC Investment Corporation.......1.9%
Century Tel, Inc...................2.1%   Manpower Inc......................1.8%
Charter Communications, Inc........2.1%   Genzyme Surgical Products.........1.7%
The Bear Stearns Companies, Inc....2.0%   Varian Semiconductor Equipment
                                             Assoc., Inc....................1.7%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 4.1% in Foreign Common Stocks; 3.8% in Short-term Investments, and 92.1% in Domestic Common Stocks.

1 Returns on the graph are from inception, May 1, 1999.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Mid-Cap Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3 Not annualized.

4 The S&P 400 Mid-Cap Index tracks the value of 400 domestic stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

5 Lipper  Index of Mid-Cap  Value Funds  represents  an index of 30 large mutual funds that invest in middle capitalization companies. These funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

6 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 2000 Performance
                               Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: The stock market cooled off during the first six months of 2000. Following its unprecedented fifth consecutive calendar year of returns above 20%, the S&P 500 returned -0.42% during the first half. The S&P 400 MidCap index outperformed the larger stock S&P 500 index, returning a solid 8.97%. This MidCap index had lagged the larger stock index in each of the last six calendar years. The S&P 600 SmallCap index also did better than large stocks, returning 6.89%. In this environment of out-performance by smaller stocks, the Mid-Cap Stock Fund significantly out-performed the S&P 500 Index and its Mid-Cap Value mutual fund peer group, but somewhat lagged the MidCap and SmallCap indexes.

     Ultra Series Mid-Cap Stock Fund                                    6.56%

     Standard & Poor's MidCap 400 Index (Middle capitalization stocks)  8.97%
     Russell Midcap Index (Middle capitalization stocks)                5.12%
     Standard & Poor's SmallCap 600 Index (Small capitalization stocks) 6.89%
     Russell 2000 Index (Small capitalization stocks)                   3.04%

     Lipper Mid-Cap Value Mutual Fund Index                             1.96%

The Mid-Cap Stock Fund's performance was driven largely by its technology investments. The technology sector was 23% of the Fund's investments, versus 24% for the S&P MidCap index. While we have slightly less invested in technology than the index, our technology stocks gained almost 30% during the first half, nearly twice as much as the 15% return of the S&P MidCap technology sector. Our leading contributors in this area were ADC Telecom, LSI Logic, and Varian Semiconductor. Our smaller investment in energy stocks, 5% of the Fund versus 8% of the S&P MidCap index, was our highest returning sector, rising 60% led by Ensco, BJ Services, and Smith International. The Fund's weakest sectors were also our smallest positions. Transportation was about 1.5% of the Fund, and declined 39% due to holdings in Hertz and MidWest Express. Communication services was approximately 2% of the Fund and declined 37% due largely to CenturyTel.

The Fund enters the second half of 2000 overweight in the capital goods, finance, and miscellaneous sectors. The Fund is underweight in utilities and energy. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

It is important for investors in the mid-cap segment to expect a wide range of returns among the various market and peer group measures. This is true to some degree in all market segments. Any one cross section of a market sector, as compiled for a market index or as accumulated in a mutual fund, can be quite different from another sampling of the sector. This is particularly true in the mid-cap market sector (generally defined as stocks of companies with market capitalizations - the total market value of their outstanding shares of common stock - between $1 billion and $10 billion) because this size category is so diverse in terms of individual company characteristics.

A portion of your Mid-Cap Stock Fund is invested in smaller stocks - typically from 15% to 30% of total Fund assets. Returns during the first half of 2000 from the universe of small stocks, as measured by the Russell 2000, were led higher by value stocks, especially energy issues. In this period, the Russell 2000 Value Index returned 5.9%, compared to 1.2% for the Russell 2000 Growth Index. This is a reversal from the second half of 1999, when the Russell 2000 Value Index's 1% loss markedly lagged the Russell 2000 Growth Index's 43% rise. We see great opportunity in smaller stocks, especially those that are classified as value. The Fund holds numerous financial and consumer cyclical issues in the small stock universe.

Currently, we believe the mid-cap area offers an excellent combination of good fundamentals and low valuations. While the S&P 400 MidCap Index has lagged the large-cap S&P 500 for the last six calendar years, its long-term record is superior and we believe the next few years can offer better relative returns for this sector. The first half of 2000 may mark the beginning of such a turn.

CIMCO Inc. Common Stock Portfolio Management Team

                                MONEY MARKET FUND
                             Schedule of Investments
                                  June 30, 2000
                                   (Unaudited)

                                             % Net    Quality Rating   Annualized       Maturity        Par/Shares
                                            Assets     (Unaudited)*       Yield           Date            Amount          Value
                                            ------     ------------       -----           ----            ------          -----

COMMERCIAL PAPER                             66.6%
  American Express Credit Corp.                           A-1/P-1         6.660%        07/06/00       $1,300,000    $  1,298,817
  American Express Credit Corp.                           A-1/P-1         6.827         10/12/00        1,500,000       1,471,675
  AT&T Corp.                                              A-1+/P-1        6.708         07/17/00        4,000,000       3,988,338
  Bell South Telecom Inc.                                 A-1+/P-1        6.622         07/06/00        3,000,000       2,997,300
  Coco-Cola Company                                       A-1/P-1         6.673         07/27/00        2,030,000       2,020,441
  Emerson Electric Co.                                    A-1+/P-1        6.659         07/05/00        4,000,000       3,997,102
  GE Capital Corp.                                        A-1+/P-1        6.763         07/17/00        1,073,000       1,069,829
  General Motors Acceptance Corporation                   A-1/P-1         6.530         07/11/00        3,750,000       3,743,375
  Goldman Sachs Group Inc.                                A-1+/P-1        6.730         08/09/00        4,000,000       3,971,487
  IBM Credit Corp                                         A-1/P-1         6.629         07/14/00        4,000,000       3,990,611
  John Deere Capital Corp.                                A-1/P-1         6.717         07/26/00        3,000,000       2,986,334
  McGraw Hill Companies                                   A-1/P-1         6.725         07/31/00        3,000,000       2,983,625
  Merrill Lynch & Co Inc                                  A-1+/P-1        6.647         07/12/00        4,000,000       3,992,019
  Motorola Credit Corp.                                   A-1/P-1         6.743         07/25/00        1,600,000       1,592,939
  Pharmacia Corp.                                         A-1+/P-1        6.779         07/24/00        4,000,000       3,983,082
  Procter & Gamble Co.                                    A-1+/P-1        6.636         07/13/00        1,312,000       1,309,157
  SBC Communications, Inc.                                A-1+/P-1        6.718         07/20/00        4,000,000       3,986,151
  Wal-Mart Stores Inc.                                    A-1+/P-1        6.656         08/01/00        4,000,000       3,977,611
  Walt Disney Company                                     A-1/P-1         6.645         07/10/00        4,000,000       3,993,470
                                                                                                                        ----------
                                                                                                                        57,353,363
                                                                                                                        ----------

U.S. GOVERNMENT                              1.2%
  U.S. Treasury Note                                                      5.374         07/31/00        1,000,000        1,000,000
                                                                                                                        ----------


QUASI-GOVERNMENT/
GOVERNMENT SPONSORED                         27.7%
  Federal Home Loan Bank Discount Note                                    6.058         11/03/00        5,000,000       4,996,014
  Federal Home Loan Bank Discount Note                                    6.162         08/18/00        5,000,000       4,960,533
  Federal Farm Credit Discount Notes                                      6.560         08/21/00        4,000,000       3,963,677
  Federal National Mortgage Association
    Discount Notes                                                        6.698         10/16/00        5,000,000       4,903,997
  Federal Home Loan Bank                                                  7.050         05/17/01        5,000,000       5,000,000
                                                                                                                        ----------
                                                                                                                        23,824,221
                                                                                                                        ----------

REGISTERED INVESTMENT COMPANY                4.4%
  State Street Prime Money Market                                         6.580                          3,786,731       3,786,731
                                                                                                                        ----------

     TOTAL INVESTMENTS, MONEY MARKET
     FUND                                                                                                              $85,964,315
                                                                                                                        ==========

Values of investment securities are determined as described in Note 2 of the financial statements.

*Moody's/Standard  &  Poors'  quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.

See accompanying notes to financial statements.

                               TREASURY 2000 FUND
                             Schedule of Investments
                                  June 30, 2000
                                   (Unaudited)

                                                   % of            Interest         Maturity          Principal
                                                Net Assets           Rate             Date             Amount              Value
                                                ----------           ----             ----             ------              -----
GOVERNMENT GUARANTEED - U.S.:
   U.S. Treasury Strip (Cost $1,787,761)*         100.2%             9.69%          11/15/00        $2,000,000         $1,959,038
                                                                                                                        =========

Values of investment securities are determined as described in Note 2 of the financial statements.

Interest rate on stripped Treasury Security represents annualized yield to maturity at date of purchase.

*At June 30 2000,  the cost of  securities  for federal  income tax purposes was
$1,787,761.   The  aggregate   unrealized   appreciation   and  depreciation  of
investments in securities based on this cost were:

    Gross unrealized appreciation............................... $171,277
    Gross unrealized depreciation...............................       --
                                                                 --------
    Net unrealized appreciation................................. $171,277
                                                                 ========
See accompanying notes to financial statements.

                                    BOND FUND
                             Schedule of Investments
                                  June 30, 2000
                                   (Unaudited)

                                      % Net Annualized
                                            Assets                        Yield                           Shares            Value
                                            ------                        -----                           ------            -----
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                 3.4%
    State Street Prime Money Market                                       6.580%                         9,471,259      $9,471,259
                                                                                                                         ---------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $9,471,259)                                                                                                9,471,259
                                                                                                                         ---------
                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
                                                       ------------       ----            ----            ------
U.S. GOVERNMENT & AGENCY BONDS:              46.3%
GOVERNMENT NOTES                             15.3%
    U.S. Treasury Note                                    AAA             5.875%        11/15/04       $4,000,000       3,940,000
    U.S. Treasury Note                                    AAA            11.125         08/15/03        5,000,000       5,657,815
    U.S. Treasury Note                                    AAA            10.750         08/15/05        3,000,000       3,575,625
    U.S. Treasury Note                                    AAA             6.750         05/15/05        2,000,000       2,046,876
    U.S. Treasury Note                                    AAA             8.125         05/15/21        3,000,000       3,652,500
    U.S. Treasury Note                                    AAA             6.625         05/15/07        3,500,000       3,572,188
    U.S. Treasury Note                                    AAA             6.000         08/15/09        5,000,000       4,959,375
    U.S. Treasury Note                                    AAA            10.750         08/15/05        4,600,000       4,648,875
    U.S. Treasury Note                                    AAA            10.750         02/15/03       10,000,000      11,025,000
                                                                                                                        ----------
                                                                                                                       43,078,254
                                                                                                                        ----------
GOVERNMENT AGENCIES                          31.0%
    Federal Home Loan Mortgage Corp. Gold
      Pool C01005                                         AAA             8.000         06/01/30       10,000,000      10,056,600
    Federal Home Loan Bank Note-CPI Floating Rate         AAA             5.902         02/20/07        2,000,000       1,911,440
    Federal Home Loan Bank                                AAA             7.000         04/09/18        1,000,000         912,736
    Federal Home Loan Mortgage Corp.                      AAA             6.600         11/19/13        1,350,000       1,227,545
    Federal National Mortgage Assn. Convential Loan
      Pool 541215                                         AAA             7.500         06/01/30        4,000,000       3,942,200
    Federal National Mortgage Assn. Convential Loan
      Pool 253356                                         AAA             8.000         06/01/30        4,999,500       5,021,548
    Federal National Mortgage Assn. Convential Loan
      Pool 537433                                         AAA             8.000         05/01/30        4,700,000       4,720,728
    Federal National Mortgage Association 96-M6 G         AAA             7.750         09/17/23          772,442         777,994
    Federal National Mortgage Association                 AAA             7.000         08/27/12        3,000,000       2,859,810
    Federal National Mortgage Association Pool 519049     AAA             8.000         09/01/29        4,741,890       4,771,717
    Federal National Mortgage Association                 AAA             6.290         01/22/08        2,591,000       2,427,466
    Federal National Mortgage Association Pool 537367     AAA             7.000         06/01/30        2,000,026       1,930,285
    Federal National Mortgage Association Pool 523482     AAA             7.000         06/01/30        3,000,000       2,895,390
    Federal Home Loan Mortgage Corp.                      AAA             7.000         03/15/10        2,000,000       1,983,150
    Government National Mortgage Assoc. Multiple Issuer
      Pool 2935                                           AAA             8.000         06/20/30        8,000,000       8,038,320
    Government National Mortgage Assoc. Multiple Issuer
      Pool 2921                                           AAA             7.500         05/20/30       10,929,831      10,789,383
    Government National Mortgage Assoc. Multiple Issuer
      Pool 2934                                           AAA             7.500         06/22/30        2,500,000       2,467,875
    Government National Mortgage Assoc. Multiple Issuer
      Pool 2909                                           AAA             8.000         04/20/30       11,482,547      11,537,549
    Government National Mortgage Assoc. Multiple Issuer
      Pool 2922                                           AAA             8.000         05/20/30        3,994,613       4,013,747
    Small Business Administration Pool 504476             AAA             7.000         04/05/24        4,823,303       4,908,657
                                                                                                                       -----------
                                                                                                                       87,194,140
                                                                                                                       -----------
       TOTAL U.S. GOVERNMENT & AGENCY BONDS                                                            127,985,152    130,272,394
       (COST: $129,519,477)                                                                                           -----------

U.S. CORPORATE BONDS:                        44.4%

BASIC MATERIALS                               4.3%
  Chemicals                                   1.1%
  ---------
    ICI Wilmington                                        BAA-1/A-        9.500         11/15/00        3,000,000       3,016,722
                                                                                                                        ---------
  Paper/Forest Products                       2.5%
  ---------------------
    Chesapeake Corp.                                      BA-2/BB+        7.200         03/15/05        1,000,000         931,789
    International Paper                                   BAA-1/BBB+      6.875         04/15/29        2,000,000       1,671,662
    International Paper, 144A (A)                         BAA-1/BBB+      8.125         07/08/05        2,700,000       2,723,819
    Weyerhaeuser Co.                                      A-3/A           6.950         08/01/17        2,000,000       1,774,376
                                                                                                                        ---------
                                                                                                                        7,101,646
                                                                                                                        ---------

  Steel                                       0.7%
  -----
    Commercial Metals                                     BAA-1/BBB+      7.200         07/15/05        2,000,000       1,949,160
                                                                                                                         --------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
                                            ------     ------------       ----            ----            ------            -----
CAPITAL GOODS                                 3.2%
  Building Products.                          1.4%
  -----------------
    Owens Corning                                         BAA-3/BB+       7.700%        05/01/08       $3,000,000      $1,912,722
    Owens Corning                                         BAA-3/BB+       7.500         05/01/05        2,977,000       2,065,294
                                                                                                                         ---------
                                                                                                                        3,978,016
                                                                                                                         ---------
  Engineering/Consulting                      0.9%
  ----------------------
    Foster Wheeler Corp.                                  BAA-3/BBB-      6.750         11/15/05        3,000,000       2,509,410
                                                                                                                         ---------
  Manufacturing-Diversified                   0.9%
  -------------------------
    Giddings & Lewis                                      BA1/BBB         7.500         10/01/05        2,500,000       2,457,275
                                                                                                                         ---------
COMMUNICATION SERVICES                        2.6%
  Telephone                                   2.6%
  ---------
    AT&T Corp.                                            A-1/AA-         6.000         03/15/09        3,000,000       2,674,917
    Worldcom                                              A-3             8.250         05/15/10        2,000,000       2,047,112
    Vodafone Airtouch PLC                                 A-2/A-          7.500         07/15/06        2,500,000       2,481,493
                                                                                                                         ---------
                                                                                                                        7,203,522
                                                                                                                         ---------
CONSUMER CYCLICAL                             7.9%
  Auto Manufacturers                          3.9%
  ------------------
    Borg-Warner Automotive                                BAA-2/BBB+      7.125         02/15/29        3,000,000       2,476,941
    Cummins Engine                                        BAA-1/BBB+      6.450         03/01/05        3,000,000       2,782,605
    Meritor Automotive Inc.                               BAA-2/BBB       6.800         02/15/09        3,000,000       2,569,449
    TRW Inc.                                              BAA-1/BBB       8.750         05/15/06        3,000,000       3,056,154
                                                                                                                         ---------
                                                                                                                       10,885,149
                                                                                                                         ---------
  Funeral Services                            0.4%
  ----------------
    Service Corp. International                           BA3/BB+         7.200         06/01/06        2,000,000       1,090,000
                                                                                                                         ---------
  Retail-General                              1.9%
  --------------
    Dollar General Corp. 144A (A)                         BAA-2/BBB+      8.625         06/15/10        3,500,000       3,479,252
    Saks Incorporated                                     BAA-3/BB+       7.250         12/01/04        2,000,000       1,796,826
                                                                                                                         ---------
                                                                                                                        5,276,078
                                                                                                                         ---------
  Retail-Specialty                            1.7%
  ----------------
    Lowe's Companies, Inc.                                A-2/A           8.250         06/01/10        2,000,000       2,043,584
    Whirlpool Corp.                                       BAA-1/BBB+      8.600         05/01/10        2,750,000       2,858,562
                                                                                                                         ---------
                                                                                                                        4,902,146
                                                                                                                         ---------
CONSUMER STAPLES                              3.3%
  Food Retailers                              1.6%
  --------------
    Conagra Inc.                                          BAA-1/BBB+      6.700         08/01/27        3,000,000       2,766,657
    Great Atlantic & Pacific Tea                          BA-1/BBB-       7.750         04/15/07        2,000,000       1,807,310
                                                                                                                         ---------
                                                                                                                        4,573,967
                                                                                                                         ---------
  Media-TV/Radio/Cable                        1.7%
  --------------------
    Clear Channel Communications                          BAA-3/BBB-      7.875         06/15/05        3,000,000       3,014,517
    Liberty Media Group                                   BAA-3/BBB-      8.250         02/01/30        2,000,000       1,836,526
                                                                                                                         ---------
                                                                                                                        4,851,043
                                                                                                                         ---------
ENERGY                                        6.0%
  Refining                                    1.6%
  --------
    Valero Energy Corp.                                   BAA-3/BBB-      7.375         03/15/06        3,000,000       2,896,344
    Valero Energy Corp.                                   BAA-3/BBB-      8.375         06/15/05        1,500,000       1,523,411
                                                                                                                         ---------
                                                                                                                        4,419,755
                                                                                                                         ---------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
                                            ------     ------------       ----            ----            ------            -----
  Oil-Domestic                                4.4%
  ------------
    Amerada Hess Corp.                                    BAA-1/BBB       7.875%        10/01/29       $2,500,000      $2,453,325
    Ashland , Inc.                                        BAA-2/BBB       6.625         02/15/08        4,000,000       3,641,068
    Phillips Petroleum Co.                                BAA-/BBB        8.500         05/25/05        3,500,000       3,621,996
   Union Oil Company of California                        BBB+            6.500         05/01/08        3,000,000       2,772,414
                                                                                                                         ---------
                                                                                                                       12,488,803
                                                                                                                         ---------
FINANCE                                       4.2%
  Banks                                       2.1%
  -----
    Compass Bank                                          A-1/A-          8.100         08/15/09        3,000,000       2,979,837
    Wells Fargo Company                                   AA-2/A+         6.400         04/26/02        3,000,000       3,000,723
                                                                                                                         ---------
                                                                                                                        5,980,560
                                                                                                                         ---------
  Brokerage                                   0.7%
  ---------
    Merrill Lynch & Co. Series B MTN                      AA-3/AA-        7.850         05/30/03        2,000,000       2,016,364
                                                                                                                         ---------
  Insurance                                   1.4%
  ---------
    American General Capital II                           A               8.500         07/01/30        2,000,000       2,002,980
    GE Global Insurance                                   AA-1/AA         7.500         06/15/10        2,000,000       1,982,956
                                                                                                                         ---------
                                                                                                                        3,985,936
                                                                                                                         ---------
HEALTHCARE                                    1.3%
  Medical Services                            1.3%
  ----------------
    Columbia/HCA Healthcare Corporation                   BA-2/BB+        6.125         12/15/00        1,000,000         990,132
    Tenet Healthcare 144A (A)                             BA-1/BB+        9.250         09/01/10        2,600,000       2,619,500
                                                                                                                         ---------
                                                                                                                        3,609,632
                                                                                                                         ---------
INDUSTRIAL                                    1.1%
  Electronics                                 1.1%
  -----------
   Avnet Inc.                                             A-3/A-          7.875         02/15/05        3,000,000        3,039,078
                                                                                                                         ---------
TRANSPORTATION                                4.4%
  Airlines                                    1.3%
  --------
    American Airlines                                     A-2/BBB         8.040         09/16/11        1,705,001       1,691,719
    Delta Air Lines                                       BAA-1/BBB       8.540         01/02/07          247,457         251,113
    Delta Air Lines                                       BAA-1/BBB       8.300         12/15/29        2,000,000       1,754,106
    Southwest Airlines                                    A-1/A           8.700         07/01/11           17,925          18,763
                                                                                                                         ---------
                                                                                                                        3,715,701
                                                                                                                         ---------
  Leasing                                     2.0%
  -------
    Amerco                                                BA-1/BBB        8.800         02/04/05        3,000,000       2,870,763
    Amerco                                                BA-1/BBB        7.200         04/01/02        3,000,000       2,868,993
                                                                                                                         ---------
                                                                                                                        5,739,756
                                                                                                                         ---------
  Railroads                                   1.1%
  ---------
    Norfolk Southern Corp.                                BAA-1/BBB       8.625         05/15/10        2,600,000       2,714,421
    Union Pacific RR                                      A-1/A-          6.540         07/01/15          401,389         365,906
                                                                                                                         ---------
                                                                                                                        3,080,327
                                                                                                                         ---------
UTILITIES                                     4.4%
  Electric Power                              3.6%
  --------------
    DPL Inc 144A (A)                                      BAA-1/BBB       8.250         03/01/07        3,200,000       3,189,910
    Key Span Gas East                                     A-3/A           7.875         02/01/10        2,000,000       2,004,786
    MidAmerican Energy Holdings                           BAA-3/BBB-      6.960         09/15/03        3,000,000       2,938,146
    Texas Utilities Co.                                   BAA-2/BBB       6.375         02/01/04        2,000,000       1,929,666
                                                                                                                         ---------
                                                                                                                       10,062,508
                                                                                                                         ---------
  Gas Pipeline                                0.8%
  ------------
    El Paso Natural Gas                                   BAA-1/BBB+      7.500         11/15/26        2,500,000        2,317,030
                                                                                                                         ---------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
                                            ------     ------------       ----            ----            ------            -----
MISCELLANEOUS                                 1.7%
  Asset Backed/Commercial Backed              1.7%
  ------------------------------
    Captec Franchise Trust Series 2000-1
       Class A1 144A (A)                                  AAA             7.892%        10/15/10       $4,881,189      $4,918,188
                                                                                                                        ----------
       TOTAL U.S. CORPORATE BONDS
       (COST: $126,121,022)                                                                                           125,167,772
                                                                                                                        ----------
NON-U.S. CORPORATE BONDS:                     6.1%

FOREIGN ISSUES:                               6.1%
    Abbey National PLC                                    AA-3/A+         8.963         12/29/49        2,000,000       1,986,144
    ABN-Amro Bank, N.V. Series B                          AA-3/AA-        7.750         05/15/23        2,000,000       1,944,388
    Deutsche Telekom, Int Fin                             AA-2/AA-        8.250         06/15/30        3,500,000       3,554,534
    HSBC Capital Funding LP 144A (A)                      A-1            10.176         12/29/49        2,000,000       2,140,578
    Petro Geo-Services ASA                                BAA-3/BBB       7.125         03/30/28        3,000,000       2,481,873
    Teleglobe, Inc.                                       BAA-1/BBB+      7.700         07/20/29        3,000,000       2,834,820
    YPF Sociedad Anonima                                  BAA-1/BBB-      9.125         02/24/09        2,000,000       2,027,500
    YPF Sociedad Anonima                                  BAA-1/BBB-      7.500         02/24/09          176,634         177,076
                                                                                                                       -----------
       TOTAL NON-U.S. CORPORATE BONDS
       (COST $16,726,601)                                                                                              17,146,913
                                                                                                                       -----------
       TOTAL INVESTMENTS, BOND FUND
       (COST: $281,838,359)**                                                                                        $282,058,338
                                                                                                                       ===========

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2000,  the estimated  cost of securities  for federal income tax
purposes  was   $281,996,814.   The  aggregate   unrealized   appreciation   and
depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation................................. $2,891,679
      Gross unrealized depreciation................................. (2,830,155)
                                                                      ---------
      Net unrealized depreciation................................... $   61,524
                                                                      =========

***If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." On June 30, 2000, the total market value of these investments was $19,071,247, or 6.78% of total net assets.

ABS    Asset Backed Security
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Public Limited Company

See accompanying notes to financial statements.

                                  BALANCED FUND
                             Schedule of Investments
                                  June 30, 2000
                                   (Unaudited)

                                       % Net Annualized
                                            Assets                        Yield                           Shares            Value
                                            ------                        -----                           ------            -----
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                 4.8%
  State Street Prime Money Market                                         6.580%                        31,008,080     $31,008,080
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS
     (COST: $31,008,079)                                                                                                31,008,080
                                                                                                                        ----------
                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
                                                       ------------       ----            ----            ------
BONDS:                                       41.2%
U.S. GOVERNMENT & AGENCY BONDS:              20.6%
GOVERNMENT NOTES                              6.9%
    U.S. Treasury Notes                                   AAA             5.875%        11/15/04       $6,000,000       5,910,000
    U.S. Treasury Notes                                   AAA            11.125         08/15/03        5,000,000       5,657,815
    U.S. Treasury Notes                                   AAA            10.750         08/15/05        3,000,000       3,575,625
    U.S. Treasury Notes                                   AAA             6.250         02/15/07        5,000,000       5,004,690
    U.S. Treasury Notes                                   AAA             6.750         05/15/05        3,000,000       3,070,314
    U.S. Treasury Notes                                   AAA             8.125         05/15/21        3,000,000       3,652,500
    U.S. Treasury Notes                                   AAA             9.125         05/15/09        6,000,000       6,528,750
    U.S. Treasury Notes                                   AAA            10.750         02/15/03       10,000,000      11,025,000
                                                                                                                        ----------
                                                                                                                       44,424,694
                                                                                                                        ----------
GOVERNMENT AGENCIES                          13.7%
    Federal Home Loan Bank Note-CPI Floating Rate         AAA             5.902         02/20/07        5,000,000       4,778,600
    Federal Home Loan Mortgage Corp. Gold Pool C01005     AAA             8.000         06/01/30        8,000,000       8,045,280
    Federal Home Loan Mortgage Corp.                      AAA             6.875         01/15/05        5,000,000       4,969,210
    Federal National Mortgage Assn. Convential Loan
      Pool 541215                                         AAA             7.500         06/01/30        5,000,000       4,927,750
    Federal National Mortgage Assn. Convential Loan
      Pool 253356                                         AAA             8.000         06/01/30        4,999,500       5,021,548
    Federal National Mortgage Assn. Pool 533977           AAA             8.000         03/01/30        1,983,692       1,992,441
    Federal National Mortgage Assn.                       AAA             7.000         08/27/12        3,000,000       2,859,810
    Federal National Mortgage Assn. Pool 50564            AAA             7.500         04/01/22        2,031,392       2,015,629
    Federal National Mortgage Assn. Pool 50665            AAA             7.500         12/01/22        2,698,092       2,677,155
    Federal National Mortgage Assn. Pool 519049           AAA             8.000         09/01/29        4,741,890       4,771,717
    Federal National Mortgage Assn. - 96-M6  G            AAA             7.750         09/17/23        3,089,768       3,111,975
    Federal Home Loan Mortgage Corp.                      AAA             7.000         04/28/14        2,000,000       1,858,876
    Federal Home Loan Mortgage Corp.                      AAA             7.000         03/04/14        1,000,000         930,161
    Federal Home Loan Mortgage Corp.                      AAA             7.000         03/15/10        3,500,000       3,470,512
    Government National Mortgage Assoc. Multiple Issuer
      Pool 2935                                           AAA             8.000         06/20/30        6,200,000       6,229,698
    Government National Mortgage Assoc. Multiple Issuer
      Pool 2921                                           AAA             7.500         05/20/30        9,992,342       9,863,940
    Government National Mortgage Assoc. Multiple Issuer
      Pool 2908                                           AAA             7.500         04/20/30        4,985,649       4,921,584
    Government National Mortgage Assoc. Multiple Issuer
      Pool 2934                                           AAA             7.500         06/22/30        2,500,000       2,467,875
    Government National Mortgage Assoc. Multiple Issuer
      Pool 2909                                           AAA             8.000         04/20/30        8,999,997       9,043,108
    Small Business Admistration Pool 504476               AAA             7.000         04/25/24        3,858,643       3,926,925
                                                                                                                        ----------
                                                                                                                       87,883,794
                                                                                                                        ----------
       TOTAL U.S. GOVERNMENT & AGENCY
       BONDS (COST $131,950,847)                                                                                      132,308,488
                                                                                                                       -----------
U.S. CORPORATE BONDS:                        17.7%

BASIC MATERIALS                               1.4%
  Paper/Forest Products                       0.9%
  ---------------------
    International Paper Co.                               BAA-1/BBB+     6.875          04/15/29        2,000,000       1,671,662
    International Paper Co. 144A (A)                      BAA-1/BBB+     8.125          07/08/05        2,000,000       2,017,644
    Weyerhaeuser Co.                                      A-3/A          6.950          08/17/17        2,000,000       1,774,376
                                                                                                                         ---------
                                                                                                                        5,463,682
                                                                                                                         ---------
  Steel                                       0.5%
  -----
    Commercial Metals                                     BAA-1/BBB+     7.200          07/15/05        3,500,000       3,411,030
                                                                                                                         ---------
CAPITAL GOODS                                 0.8%
  Building Products                           0.3%
  -----------------
    Owens Corning                                         BAA-3/BB+      7.700          05/01/08        3,500,000       2,231,509
                                                                                                                         ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
                                            ------     ------------       ----            ----            ------            -----
  Engineering/Consulting                      0.4%
  ----------------------
    Foster Wheeler Corp.                                  BAA-3/BBB-     6.750%         11/15/05       $3,000,000       $2,509,410
                                                                                                                         ---------
  Manufacturing-Diversified                   0.1%
  -------------------------
    Giddings & Lewis                                      BA-1/BBB       7.500          10/01/05          500,000         491,455
                                                                                                                         ---------
COMMUNICATION SERVICES                        1.2%
  Telephone                                   1.2%
  ---------
    AT&T Corp.                                            A-1/AA-        6.000          03/15/09        3,800,000       3,388,228
    Worldcom                                              A-3            8.250          05/15/10        2,000,000       2,047,112
    Vodafone Airtouch PLC                                 A-2/A-         7.500          07/15/06        2,500,000       2,481,493
                                                                                                                         ---------
                                                                                                                        7,916,833
                                                                                                                         ---------
CONSUMER CYCLICAL                             3.7%
  Auto Manufacturers                          2.3%
  ------------------
    Borg-Warner Automotive                                BAA-2/BBB+     7.125          02/15/29        4,500,000       3,715,412
    Cummins Engine                                        BAA-1/BBB+     6.450          03/01/05        3,000,000       2,782,605
    Cummins Engine Co. Inc.                               BAA-1/BBB+     7.125          03/01/05        3,000,000       2,529,018
    Meritor Automotive Inc.                               BAA-2/BBB      6.800          02/15/09        3,000,000       2,569,449
    TRW Inc.                                              BAA-1/BBB      8.750          05/15/06        3,000,000       3,056,154
                                                                                                                         ---------
                                                                                                                       14,652,638
                                                                                                                         ---------
  Funeral Services                            0.2%
  ----------------
    Service Corp International                            BA-3/BB+       7.200          06/01/06        2,000,000       1,090,000
                                                                                                                         ---------
  Retail - General                            0.9%
  ----------------
    Dollar General Corp 144A (A)                          BAA-2/BBB+     8.625          06/15/10        4,000,000       3,976,288
    Saks Incorporated                                     BAA-3/BB+      7.250          12/01/04        2,000,000       1,796,826
                                                                                                                         ---------
                                                                                                                        5,773,114
                                                                                                                         ---------
  Retail - Speciality                         0.3%
  -------------------
    Lowe's Companies Inc.                                 A-2/A          8.250          06/01/10        2,000,000       2,043,584
                                                                                                                         ---------
CONSUMER STAPLES                              1.5%
  Food Retailers                              0.7%
  --------------
    Conagra Inc.                                          BAA1/BBB+      6.700          08/01/27        3,000,000       2,766,657
    Great Atlantic & Pacific Tea                          BA-1/BBB-      7.750          11/15/29        2,000,000       1,807,310
                                                                                                                         ---------
                                                                                                                        4,573,967
                                                                                                                         ---------
  Media-TV/Radio/Cable                        0.8%
  --------------------
    Clear Channel Communications                          BAA-3/BB+      7.875          06/15/05        3,000,000       3,014,517
    Liberty Media Group                                   BAA-3/BBB-     8.250          02/01/30        2,000,000       1,836,526
                                                                                                                         ---------
                                                                                                                        4,851,043
                                                                                                                         ---------
ENERGY                                        2.4%
  Refining                                    0.5%
  --------
    Valero Energy Corp.                                   BAA-3/BBB-     7.375          03/15/06        3,000,000       2,896,344
                                                                                                                         ---------
  Oil-Domestic                                1.9%
  ------------
    Amerada Hess Corp.                                    BAA-1/BBB      7.588          10/01/29        2,500,000       2,453,325
    Ashland, Inc.                                         BAA-2/BBB      6.625          02/15/08        4,000,000       3,641,068
    Phillips Petroleum Co.                                BAA-2/BBB      8.500          05/25/25        3,000,000       3,104,568
    Union Oil Company of California                       BAA-1/BBB+     7.350          06/15/09        3,000,000       2,913,741
                                                                                                                         ---------
                                                                                                                       12,112,702
                                                                                                                         ---------
FINANCE                                       2.0%
  Banks                                       0.9%
  -----
    Compass Bank                                          A-1/A-         8.100          08/15/09        3,000,000       2,979,837
    Wells Fargo Company                                   AA-2/A+        6.400          04/26/02        3,000,000       3,000,723
                                                                                                                         ---------
                                                                                                                        5,980,560
                                                                                                                         ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
                                            ------     ------------       ----            ----            ------            -----
  Brokerage                                   0.3%
  ---------
    Merrill Lynch & Co. Series B MTN                      AA-3/AA-       7.850%         05/30/03       $2,000,000      $2,016,364
                                                                                                                         ---------
  Insurance                                   0.8%
  ---------
    American General Capital II                           A              8.500          07/01/30        2,000,000       2,002,980
    GE Global Insurance                                   AA-1/AA        7.500          06/15/10        3,000,000       2,974,434
                                                                                                                         ---------
                                                                                                                        4,977,414
                                                                                                                         ---------
HEALTHCARE                                    0.2%
  Medical Services                            0.2%
  ----------------
    Columbia/HCA Healthcare Corporation                   BA-2/BB+       6.125          12/15/00        1,000,000         990,132
                                                                                                                         ---------
INDUSTRIAL                                    0.6%
  Electronics                                 0.6%
  -----------
    Avnet Inc.                                            A-3/A-         7.875          02/15/05        4,000,000       4,052,104
                                                                                                                         ---------
TRANSPORTATION                                1.5%
  Airlines                                    0.6%
  --------
    American Airlines                                     A-2/BBB        8.040          09/16/11          852,500         845,860
    Delta Air Lines                                       BAA-1/BBB      8.540          01/02/07        1,251,414       1,269,897
    Delta Air Lines                                       BAA-3/BBB-     8.300          12/15/29        2,000,000       1,754,106
                                                                                                                         ---------
                                                                                                                        3,869,863
                                                                                                                         ---------
  Leasing                                     0.4%
  -------
    Amerco                                                BA-1/BBB       8.800          02/04/05        3,000,000       2,870,763
                                                                                                                         ---------
  Railroad                                    0.4%
  --------
    Norfolk Southern Corp.                                BAA-1/BBB      8.625          05/15/10        2,600,000       2,714,421
                                                                                                                         ---------
  Trucking & Shipping                         0.1%
  -------------------
      Federal Express                                     A-3/BBB+       7.890          09/23/08          396,531         388,406
                                                                                                                         ---------
UTILITIES                                     1.6%
  Electric Power                              1.2%
  --------------
    DPL Inc 144A (A)                                      BAA-1/BBB      8.250          03/01/07        3,000,000       2,990,541
    Key Span Gas East                                     A-1/A          7.875          02/01/10        2,000,000       2,004,786
    MidAmerican Energy Holdings                           BAA-3/BBB-     6.960          09/15/03        3,000,000       2,938,146
                                                                                                                         ---------
                                                                                                                        7,933,473
                                                                                                                         ---------
  Gas Pipeline                                0.4%
  ------------
    El Paso Natural Gas                                   BAA-1/BBB+     7.500          11/15/26        3,000,000       2,780,436
                                                                                                                         ---------
MISCELLANEOUS                                 0.8%
  Asset Backed/Commercial Backed              0.8%
  ------------------------------
    Captec Franchise Trust Series 2000-1
      Class A1 144A (A)                                   AAA            7.892          10/15/10        4,881,189       4,918,188
                                                                                                                         ---------
       TOTAL U.S. CORPORATE BONDS
       (COST: $114,069,889)                                                                                           113,509,435
                                                                                                                       -----------
NON-U.S. CORPORATE BONDS:                     2.9%
FOREIGN ISSUES:                               2.9%
    ABN-Amro Bank. N. V. Series B                         AA-3/AA-        7.750         05/15/23        2,000,000       1,944,388
    Abbey National PLC                                    AA-3/A+         8.963         12/29/49        2,000,000       1,986,144
    Deutsche Telekom Int Fin                              AA-2/AA-        8.250         06/15/30        3,500,000       3,554,534
    HSBC Capital Funding LP 144A (A)                      A-1            10.176         12/29/49        2,000,000       2,140,578
    Petro Geo-services ASA                                BAA-3/BBB       7.125         03/30/28        3,000,000       2,481,873
    Teleglobe, Inc.                                       BAA-1/BBB+      7.200         07/20/09        2,000,000       1,920,026
    Teleglobe, Inc.                                       BAA-1/BBB+      7.700         07/20/29        3,000,000       2,834,820
    YPF Sociedad Anonima                                  BAA-1/BBB-      9.125         02/24/09        1,500,000       1,520,625
                                                                                                                         ---------
       TOTAL NON-U.S. CORPORATE BONDS
      (COST: $18,018,305)                                                                                              18,382,988
                                                                                                                        ----------
TOTAL BONDS (COST: $264,039,041)                                                                                      264,200,911
                                                                                                                       -----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                             % Net
                                            Assets                                                         Shares           Value
COMMON STOCKS:                               53.8%
FOREIGN ISSUES:                               4.3%
    BP Amoco PLC/ADR                                                                                       64,746      $3,662,196
    Glaxo Wellcome PLC - ADR                                                                               46,150       2,668,047
    Koninklijke (Royal) Philips Electronics N.V. - ADR                                                    181,596       8,625,810
    Telefonos de Mexico  SP ADR - Cl L                                                                     75,000       4,284,375
    Tyco International Ltd                                                                                 76,400       3,619,450
    Vodafone AirTouch PLC-SP ADR                                                                          114,625       4,749,773
                                                                                                                         ---------
       TOTAL FOREIGN ISSUES (COST: $12,834,176)                                                                        27,609,651
                                                                                                                         ---------
DOMESTIC ISSUES:                             49.5%
BASIC MATERIALS                               1.2%
  Chemicals                                   0.9%
  ---------
    The Dow Chemical Company                                                                              102,600       3,097,238
     Rohm and Haas Company                                                                                 78,300       2,701,350
                                                                                                                         ---------
                                                                                                                        5,798,588
                                                                                                                         ---------
  Paper/Forest Products                       0.3%
  ---------------------
   Willamette Industries, Inc.                                                                             68,000       1,853,000
                                                                                                                         ---------
CAPITAL GOODS                                 2.8%
  Electrical Equipment                        1.0%
  --------------------
    Emerson Electric Co.                                                                                   62,700       3,785,512
    Honeywell International Inc.                                                                           69,000       2,324,438
                                                                                                                         ---------
                                                                                                                        6,109,950
                                                                                                                         ---------
  Machinery/Equipment                         0.7%
  -------------------
    Dover Corporation                                                                                      50,000       2,028,125
    Pall Corporation                                                                                      130,000       2,405,000
                                                                                                                         ---------
                                                                                                                        4,433,125
                                                                                                                         ---------
  Manufacturing-Diversified                   1.1%
  -------------------------
    Illinois Tool Works, Inc.                                                                              58,000       3,306,000
    United Technologies Corporation                                                                        59,600       3,508,950
                                                                                                                         ---------
                                                                                                                        6,814,950
                                                                                                                         ---------
COMMUNICATION SERVICES                        1.9%
  Telephone - Long Distance                   1.4%
  -------------------------
   AT & T Corp.                                                                                           149,555       4,729,677
   Sprint Corporation                                                                                      83,100       4,238,100
                                                                                                                         ---------
                                                                                                                        8,967,777
                                                                                                                         ---------
  Telephone                                   0.5%
  ---------
    GTE Corporation                                                                                        54,600       3,398,850
                                                                                                                         ---------
CONSUMER CYCLICAL                             4.0%
  Commercial/Consumer                         0.2%
  -------------------
    IMS Health Incorporated                                                                                89,000       1,602,000
                                                                                                                         ---------
  Printing/Publishing                         0.7%
  -------------------
    PRIMEDIA Inc. ***                                                                                     195,200       4,440,800
                                                                                                                         ---------
  Retail-Discount                             0.5%
  ---------------
   Wal-Mart Stores, Inc.                                                                                   59,200       3,411,400
                                                                                                                         ---------
  Retail-General                              1.5%
  --------------
   Target Corporation                                                                                     168,300       9,761,400
                                                                                                                         ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                             % Net
                                            Assets                                                         Shares           Value
  Retail-Specialty                            1.1%
  ----------------
    Lowe's Companies, Inc.                                                                                 52,800      $2,168,100
    Tiffany & Co.                                                                                          72,500       4,893,750
                                                                                                                         ---------
                                                                                                                        7,061,850
                                                                                                                         ---------
CONSUMER STAPLES                              6.2%
  Cosmetics/Toiletries                        1.0%
  --------------------
    Kimberly-Clark Corporation                                                                            108,300       6,213,713
                                                                                                                         ---------
  Drug Stores                                 0.8%
  -----------
    CVS Corporation                                                                                       134,452       5,378,080
                                                                                                                         ---------
  Entertainment                               0.8%
  -------------
    The Walt Disney Company                                                                               135,800       5,270,737
                                                                                                                         ---------
  Restaurants                                 0.7%
  -----------
    McDonald's Corporation                                                                                140,800       4,637,600
                                                                                                                         ---------
  Food Producers                              1.4%
  --------------
    General Mills, Inc.                                                                                    71,000       2,715,750
    Nabisco Holdings Corp. - Class A                                                                       71,100       3,732,750
    Sara Lee Corporation                                                                                  147,200       2,842,800
                                                                                                                         ---------
                                                                                                                        9,291,300
                                                                                                                         ---------
  Food Retailers                              0.7%
  --------------
    Safeway Inc. ***                                                                                       94,800       4,277,850
                                                                                                                         ---------
  Media-TV/Radio/Cable                        0.8%
  --------------------
    Cox Communications, Inc. ***                                                                          109,800       5,002,762
                                                                                                                         ---------
ENERGY                                        3.1%
  Exploration/Drilling                        0.6%
  --------------------
    Kerr-McGee Corporation                                                                                 55,100       3,247,456
    Transocean Sedco Forex Inc.                                                                            15,062         804,876
                                                                                                                         ---------
                                                                                                                        4,052,332
                                                                                                                         ---------
  Oil-Domestic                                1.0%
  ------------
    Unocal Corporation                                                                                     93,700       3,103,812
    USX-Marathon Group                                                                                    132,300       3,315,769
                                                                                                                         ---------
                                                                                                                        6,419,581
                                                                                                                         ---------
  Oil-International                           0.5%
  -----------------
    Exxon Corporation                                                                                      42,100       3,304,850
                                                                                                                         ---------
  Oil-Services                                1.0%
  ------------
    Schlumberger Limited                                                                                   82,200       6,134,175
                                                                                                                         ---------
FINANCE                                       5.8%
  Banks                                       1.7%
  -----
    Bank One Corporation                                                                                  110,090       2,924,266
    Bank of America Corporation                                                                            83,098       3,573,214
    Wells Fargo Company                                                                                   121,400       4,704,250
                                                                                                                         ---------
                                                                                                                       11,201,730
                                                                                                                         ---------
  Financial Services                          2.5%
  ------------------
    Countrywide Credit Industries, Inc.                                                                    97,100       2,943,344
    Household International, Inc.                                                                         114,100       4,742,281
    Morgan Stanley Dean Witter and Co.                                                                     60,000       4,995,000
    MBIA, Inc.                                                                                             65,200       3,141,825
                                                                                                                         ---------
                                                                                                                       15,822,450
                                                                                                                         ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                             % Net
                                            Assets                                                         Shares           Value
  Insurance Companies                         1.6%
  -------------------
    The Allstate Corporation                                                                              137,214      $3,053,012
    Citigroup Inc.                                                                                        121,429       7,316,097
                                                                                                                         ---------
                                                                                                                       10,369,109
                                                                                                                         ---------
HEALTHCARE                                    5.5%
   Drugs                                      2.8%
   -----
    American Home Products Corporation                                                                    148,400       8,718,500
    Bristol-Myers Squibb Company                                                                           96,200       5,603,650
    Pharmacia & Upjohn, Inc.                                                                               67,028       3,464,510
                                                                                                                         ---------
                                                                                                                       17,786,660
                                                                                                                         ---------
  Medical Products/Supply                     2.1%
  -----------------------
    ALZA Corporation ***                                                                                   77,600       4,588,100
    Baxter International Inc.                                                                              55,700       3,916,406
    Johnson & Johnson                                                                                      51,408       5,237,190
                                                                                                                         ---------
                                                                                                                       13,741,696
                                                                                                                         ---------
  Medical Services                            0.6%
  ----------------
    Aetna Inc.                                                                                             62,600       4,018,137
                                                                                                                         ---------
TECHNOLOGY                                   16.2%
  Communications Equipment                    2.8%
  ------------------------
    ADC Telecommunications, Inc. ***                                                                      159,200      13,352,900
    Motorola, Inc.                                                                                        170,100       4,943,531
                                                                                                                         ---------
                                                                                                                       18,296,431
                                                                                                                         ---------
  Computer Related                            8.4%
  ----------------
    3Com Corporation                                                                                      124,200       7,157,025
    EMC Corporation ***                                                                                   204,500      15,733,719
    Gateway, Inc. ***                                                                                     151,900       8,620,325
    Hewlett-Packard Company                                                                                61,100       7,629,862
    International Business Machines Corporation                                                            80,800       8,852,650
    Seagate Technology, Inc. ***                                                                          105,400       5,797,000
                                                                                                                         ---------
                                                                                                                       53,790,581
                                                                                                                         ---------
  Computer Software/Services                  1.1%
  --------------------------
    Compuware Corporation ***                                                                             122,000       1,265,750
    Keane, Inc. ***                                                                                       259,600       5,613,850
                                                                                                                         ---------
                                                                                                                        6,879,600
                                                                                                                         ---------
  Electronics                                 0.3%
  -----------
    Agilent Technologies, Inc. ***                                                                         23,303       1,718,596
                                                                                                                         ---------
  Semiconductors                              3.6%
  --------------
    Conexant Systems, Inc. ***                                                                            107,000       5,202,875
    Micron Technology, Inc. ***                                                                            84,700       7,458,894
    Texas Instruments Incorporated                                                                        154,100      10,584,744
                                                                                                                         ---------
                                                                                                                       23,246,513
                                                                                                                         ---------
TRANSPORTATION                                0.8%
  Airlines                                    0.3%
  --------
    Delta Air Lines, Inc.                                                                                  44,400       2,244,975
                                                                                                                         ---------
  Trucking & Shipping                         0.5%
  -------------------
    FedEx Corporation ***                                                                                  79,400       3,017,200
                                                                                                                         ---------
UTILITIES                                     1.2%
  Electric Power                              0.4%
  --------------
    PG&E Corporation                                                                                      100,000       2,462,500
                                                                                                                         ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                             % Net
                                            Assets                                                         Shares           Value
  Natural Gas                                 0.8%
  -----------
    The Williams Companies, Inc.                                                                          118,000      $4,919,125
                                                                                                                         ---------
MISCELLANEOUS                                 0.8%
  Diversified                                 0.4%
  -----------
    Minnesota Mining and Manufacturing Company ***                                                         30,200       2,491,500
                                                                                                                         ---------
  Professional Services                       0.4%
  ---------------------
    Interim Services Inc. ***                                                                             150,000       2,662,500
                                                                                                                         ---------
       TOTAL DOMESTIC ISSUES
       (COST: $210,882,878)                                                                                           318,305,973
                                                                                                                       -----------
       TOTAL COMMON STOCKS
       (COST: $223,717,054)                                                                                           345,915,624
                                                                                                                       -----------
       TOTAL INVESTMENTS, BALANCED FUND
       (COST: $518,764,174)**                                                                                         $641,124,615
                                                                                                                       ===========

Values of investment securities are determined as described in Note 2 of the financial statements.
    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.
    **At June 30, 2000, the estimated cost of securities for federal income tax purposes was $518,922,377. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                $144,141,281
      Gross unrealized depreciation                                 (21,939,043)
                                                                     ----------
      Net unrealized appreciation                                  $122,202,238
                                                                    ===========
  ***This security is non-income producing.
****If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected. (A) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On June 30, 2000, the total market value of these investments was $16,043,239 or 2.50% of total net assets.

ABS    Asset Backed Security
ADR    American Depository Receipt
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Pubic Limited Company

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             Schedule of Investments
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                  3.3%
  State Street Prime Money Market                                                    6.580%          38,549,889        $38,549,889
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS
     (COST: $38,549,889)                                                                                                38,549,889
                                                                                                                        ----------
LONG-TERM INVESTMENTS:
COMMON STOCKS:                                95.9%
FOREIGN ISSUES:                                9.6%
    BP Amoco PLC- ADR                                                                                  243,180         13,754,869
    Glaxo Wellcome PLC - ADR                                                                           209,450         12,108,828
    Koninklijke (Royal) Philips Electronics N.V. - ADR                                                 803,376         38,160,360
    Nortel Networks Corporation                                                                        695,000         47,433,750
                                                                                                                        ----------
       TOTAL FOREIGN ISSUES (COST: $38,600,344)                                                                       111,457,807
                                                                                                                        ----------
DOMESTIC ISSUES:                             86.3%

BASIC MATERIALS                               2.3%
  Chemicals                                   1.8%
  ---------
    The Dow Chemical Company                                                                           334,650         10,102,247
    PPG  Industries, Inc.                                                                              234,400         10,386,850
                                                                                                                        ----------
                                                                                                                       20,489,097
                                                                                                                        ----------
  Paper/Forest Products                       0.5%
  ---------------------
    Georgia-Pacific Group                                                                              231,800          6,084,750
                                                                                                                        ----------
CAPITAL GOODS                                 5.2%
  Electrical Equipment                        3.6%
  --------------------
    Emerson Electric Co                                                                                413,200         24,946,950
    Honeywell International Inc.                                                                       497,700         16,766,269
                                                                                                                        ----------
                                                                                                                       41,713,219
                                                                                                                        ----------
  Manufacturing-Diversified                   1.6%
  -------------------------
    United Technologies Corporation                                                                    320,600         18,875,325
                                                                                                                        ----------
COMMUNICATION SERVICES                        6.1%
  Telephone - Long Distance                   3.4%
  -------------------------
    AT&T Corp.                                                                                         521,042         16,477,953
    Sprint Corporation                                                                                 452,300         23,067,300
                                                                                                                        ----------
                                                                                                                       39,545,253
                                                                                                                        ----------
  Telephone                                   2.7%
  ---------
    ALLTEL Corporation                                                                                 260,000         16,103,750
    GTE Corporation                                                                                    246,750         15,360,188
                                                                                                                        ----------
                                                                                                                       31,463,938
                                                                                                                        ----------
CONSUMER CYCLICAL                             2.9%
  Auto Parts Manufacturers                    0.5%
  ------------------------
    Dana Corporation                                                                                   284,885          6,036,001
                                                                                                                        ----------
  Retail-Discount                             1.5%
  ---------------
    Wal-Mart Stores, Inc.                                                                              307,800         17,736,975
                                                                                                                        ----------
  Retail-General                              0.9%
  --------------
    Sears, Roebuck & Co.                                                                               315,100         10,280,137
                                                                                                                        ----------
CONSUMER STAPLES                             15.1%
  Beverages                                   1.4%
  ---------
    PepsiCo, Inc.                                                                                      353,400         15,704,212
                                                                                                                        ----------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
  Cosmetics/Toiletries                        2.3%
  --------------------
    Kimberly-Clark Corporation                                                                         468,300        $26,868,712
                                                                                                                        ----------
  Drug Stores                                 2.1%
  -----------
    CVS Corporation                                                                                    602,706         24,108,240
                                                                                                                        ----------
  Entertainment                               2.7%
  -------------
    The Walt Disney Company                                                                            820,800         31,857,300
                                                                                                                        ----------
  Food Producers                              3.1%
  --------------
    General Mills, Inc.                                                                                245,200          9,378,900
    Nabisco Holdings Corp. - Class A                                                                   293,700         15,419,250
    Sara Lee Corporation                                                                               568,700         10,983,019
                                                                                                                        ----------
                                                                                                                       35,781,169
                                                                                                                        ----------
  Food Retailers                              2.0%
  --------------
    The Kroger Co. ***                                                                               1,045,400         23,064,137
                                                                                                                        ----------
  Restaurants                                 1.5%
  -----------
     McDonald's Corporation                                                                            514,900         16,959,519
                                                                                                                        ----------
ENERGY                                        5.6%
  Exploration\Drilling                        0.2%
  --------------------
    Transocean Sedco Forex Inc.                                                                         53,046          2,834,646
                                                                                                                        ----------
  Oil-Domestic                                1.7%
  ------------
    Unocal Corporation                                                                                 271,450          8,991,781
    USX-Marathon Group                                                                                 422,850         10,597,678
                                                                                                                        ----------
                                                                                                                       19,589,459
                                                                                                                        ----------
  Oil-International                           1.9%
  -----------------
    Exxon Corporation                                                                                  140,900         11,060,650
    Texaco Inc.                                                                                        202,900         10,804,425
                                                                                                                        ----------
                                                                                                                       21,865,075
                                                                                                                        ----------
  Oil-Services                                1.8%
  ------------
    Schlumberger Limited                                                                               274,000         20,447,250
                                                                                                                        ----------
FINANCE                                       9.8%
  Banks                                       3.2%
  -----
    Bank of America Corporation                                                                        269,871         11,604,453
    Bank One Corporation                                                                               408,540         10,851,844
    First Union Corporation                                                                            246,800          6,123,725
    Wachovia Corporation                                                                               152,100          8,251,425
                                                                                                                        ----------
                                                                                                                       36,831,447
                                                                                                                        ----------
  Financial Services                          3.0%
  ------------------
   Household International, Inc.                                                                       434,000         18,038,125
    Morgan Stanley Dean Witter and Co.                                                                 201,000         16,733,250
                                                                                                                        ----------
                                                                                                                       34,771,375
                                                                                                                        ----------
  Insurance Companies                         3.6%
  -------------------
    The Allstate Corporation                                                                           891,026         19,825,328
    Citigroup Inc.                                                                                     372,686         22,454,332
                                                                                                                        ----------
                                                                                                                       42,279,660
                                                                                                                        ----------
HEALTHCARE                                    9.0%
  Drugs                                       4.8%
  -----
    American Home Products Corporation                                                                 543,500         31,930,625
    Bristol-Myers Squibb Company                                                                       379,000         22,076,750
    Edwards Lifesciences Corporation ***                                                                67,040          1,282,140
                                                                                                                        ----------
                                                                                                                       55,289,515
                                                                                                                        ----------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
  Medical Prods/Supply                        4.2%
  --------------------
    Baxter International Inc.                                                                          403,500        $28,371,094
    Johnson & Johnson                                                                                  197,700         20,140,687
                                                                                                                        ----------
                                                                                                                       48,511,781
                                                                                                                        ----------
TECHNOLOGY                                   24.8%
  Communications Equipment                    3.1%
  ------------------------
    Harris Corporation                                                                                 399,000         13,067,250
    Motorola, Inc.                                                                                     775,500         22,537,969
                                                                                                                        ----------
                                                                                                                       35,605,219
                                                                                                                        ----------
  Computer Related                           10.6%
  ----------------
    Compaq Computer Corporation                                                                        292,600          7,479,587
    EMC Corporation ***                                                                                665,000         51,163,437
    Hewlett-Packard Company                                                                            251,700         31,431,038
    International Business Machines Corporation                                                        298,600         32,715,363
                                                                                                                        ----------
                                                                                                                      122,789,425
                                                                                                                        ----------
  Computer Software/Services                  5.9%
  --------------------------
    Automatic Data Processing, Inc.                                                                    372,100         19,930,606
    Computer Associates International, Inc.                                                            474,600         24,293,588
    Computer Sciences Corporation ***                                                                  319,800         23,885,063
                                                                                                                        ----------
                                                                                                                       68,109,256
                                                                                                                        ----------
  Electronics                                 0.6%
  -----------
    Agilent Technologies, Inc. ***                                                                      95,998          7,079,852
                                                                                                                        ----------
  Office Equipment                            0.8%
  ----------------
    Lanier Worldwide Inc ***                                                                           370,900            370,900
    Xerox Corporation                                                                                  408,700          8,480,525
                                                                                                                        ----------
                                                                                                                        8,851,425
                                                                                                                        ----------
  Semiconductors                              3.8%
  --------------
    Intel Corporation                                                                                   69,800          9,331,387
    Texas Instruments Incorporated                                                                     503,400         34,577,288
                                                                                                                        ----------
                                                                                                                       43,908,675
                                                                                                                        ----------
TRANSPORTATION                                1.1%
  Airlines                                    0.7%
  --------
    Delta Air Lines, Inc.                                                                              158,600          8,019,213
                                                                                                                        ----------
  Railroads                                   0.4%
  ---------
    Burlington Northern Santa Fe Corporation                                                           220,200          5,050,838
                                                                                                                        ----------
UTILITIES                                     3.2%
  Electric Power                              1.6%
  --------------
    Duke Energy Corporation                                                                            210,000         11,838,750
    PG&E Corporation                                                                                   260,000          6,402,500
                                                                                                                        ----------
                                                                                                                       18,241,250
                                                                                                                        ----------
  Natural Gas                                 1.6%
  -----------
    The Williams Companies, Inc.                                                                       455,000         18,967,813
                                                                                                                        ----------
MISCELLANEOUS                                 1.2%
  Diversified                                 1.2%
  -----------
    Minnesota Mining and Manufacturing Company                                                         169,400         13,975,500
                                                                                                                        ----------
     TOTAL DOMESTIC ISSUES
     (COST: $787,145,886)                                                                                              999,586,658
                                                                                                                      ------------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
     TOTAL COMMON STOCKS
     (COST: $825,746,230)                                                                                           $1,111,044,465
                                                                                                                      ------------
     TOTAL INVESTMENTS, GROWTH AND INCOME
     FUND (COST: $864,296,119)**                                                                                    $1,149,594,354
                                                                                                                      ============

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2000, the cost of securities for federal income tax purposes was
$864,451,393.   The  aggregate  unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:

      Gross unrealized appreciation............................... $367,674,797
      Gross unrealized depreciation...............................  (82,531,836)
                                                                    -----------
      Net unrealized appreciation................................. $285,142,961
                                                                    ===========
***This security is non-income producing.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                             Schedule of Investments
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                 3.1%
    State Street Prime Money Market                                                  6.580%          26,848,421        $26,848,421
                                                                                                                        ----------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $26,848,421)                                                                                              26,848,421
                                                                                                                        ----------

LONG-TERM INVESTMENTS:
COMMON STOCKS:                                96.1%
FOREIGN ISSUES:                                9.9%
    Ace Limited                                                                                        560,000         15,680,000
    Elan Corp PLC - ADR  ***                                                                           507,300         24,572,344
    Telefonos de Mexico SP ADR - Cl L                                                                  348,900         19,930,912
    Tyco International Ltd                                                                             224,600         10,640,425
    Vodafone AirTouch PLC-SP ADR                                                                       391,500         16,222,781
                                                                                                                        ----------
       TOTAL FOREIGN ISSUES
       (COST: $50,649,498)                                                                                             87,046,462
                                                                                                                        ----------
DOMESTIC ISSUES:                              86.2%

BASIC MATERIALS                                3.7%
  Chemicals                                    2.0%
  ---------
    Praxair, Inc.                                                                                      226,500          8,479,594
    Rohm and Haas Company                                                                              270,000          9,315,000
                                                                                                                        ----------
                                                                                                                       17,794,594
                                                                                                                        ----------
  Paper/Forest Products                        0.6%
  ---------------------
    Willamette Industries, Inc.                                                                        193,000          5,259,250
                                                                                                                        ----------
  Steel                                        1.1%
  -----
    Grant Prideco, Inc. ***                                                                            387,600          9,690,000
                                                                                                                        ----------
CAPITAL GOODS                                  4.5%
  Machinery/Equipment                          2.7%
  -------------------
    Dover Corporation                                                                                  387,200         15,705,800
    Pall Corporation                                                                                   417,000          7,714,500
                                                                                                                        ----------
                                                                                                                       23,420,300
                                                                                                                        ----------
  Manufacturing-Diversified                    1.8%
  -------------------------
    Illinois Tool Works, Inc.                                                                          282,800         16,119,600
                                                                                                                        ----------
COMMUNICATION SERVICES                         3.0%
  Telecom-Cel/Wireless                         1.3%
  --------------------
    AT&T Wireless Group ***                                                                            110,900          3,091,338
    Sprint PCS Group ***                                                                               140,000          8,330,000
                                                                                                                        ----------
                                                                                                                       11,421,338
                                                                                                                        ----------
  Telecomm - Long Distance                     0.7%
  ------------------------
    AT&T Corp                                                                                          203,585          6,438,376
                                                                                                                        ----------
  Telephone                                    1.0%
  ---------
    CenturyTel, Inc.                                                                                   316,300          9,093,625
                                                                                                                        ----------
CONSUMER CYCLICAL                              9.9%
  Commercial/Consumer                          0.6%
  -------------------
    IMS Health Incorporated                                                                            302,200          5,439,600
                                                                                                                        ----------
  Printing/Publishing                          2.0%
  -------------------
    PRIMEDIA Inc.  ***                                                                                 790,600         17,986,150
                                                                                                                        ----------

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
  Retail-General                               2.7%
  --------------
    Target Corporation                                                                                 405,600        $23,524,800
                                                                                                                        ----------
  Retail-Specialty                             4.6%
  ----------------
    Lowe's Companies, Inc                                                                              259,700         10,663,931
    The Sherwin-Williams Company                                                                       440,200          9,326,738
    The TJX Companies, Inc.                                                                            428,400          8,032,500
    Tiffany & Co.                                                                                      181,200         12,231,000
                                                                                                                        ----------
                                                                                                                       40,254,169
                                                                                                                        ----------
CONSUMER STAPLES                               6.5%
  Restaurants                                  1.2%
  -----------
    Brinker International, Inc. ***                                                                    356,000         10,413,000
                                                                                                                        ----------
  Food Producers                               1.3%
  --------------
    Nabisco Holdings Corp. - Class A                                                                   220,400         11,571,000
                                                                                                                        ----------
  Food Retailers                               2.0%
  --------------
    Safeway Inc. ***                                                                                   386,500         17,440,812
                                                                                                                        ----------
  Media-TV/Radio/Cable                         2.0%
  --------------------
    Cox Communications, Inc. ***                                                                       393,100         17,910,619
                                                                                                                        ----------
ENERGY                                         5.5%
  Exploration/Drilling                         1.2%
  --------------------
    Kerr-McGee Corporation                                                                             177,300         10,449,619
                                                                                                                        ----------
  Oil-Domestic                                 4.3%
  ------------
    Unocal Corporation                                                                                 344,350         11,406,594
    USX-Marathon Group                                                                                 426,400         10,686,650
    Weatherford International, Inc.                                                                    387,600         15,431,325
                                                                                                                        ----------
                                                                                                                       37,524,569
                                                                                                                        ----------
FINANCE                                        9.1%
  Banks                                        2.7%
  -----
    First Security Corporation                                                                         320,900          4,352,206
    SunTrust Banks, Inc.                                                                               200,100          9,142,069
    Wells Fargo Company                                                                                269,600         10,447,000
                                                                                                                        ----------
                                                                                                                       23,941,275
                                                                                                                        ----------
 Financial Services                           3.7%
  ------------------
    Associates First Capital Corporation                                                               490,900         10,953,206
    Countrywide Credit Industries, Inc.                                                                233,000          7,062,812
    Freddie Mac                                                                                        168,300       6,816,150.00
    MBIA, Inc.                                                                                         163,000          7,854,563
                                                                                                                        ----------
                                                                                                                       32,686,731
                                                                                                                        ----------
  Insurance Companies                          2.7%
  -------------------
    Citigroup Inc.                                                                                     391,398         23,581,729
                                                                                                                        ----------
HEALTHCARE                                     6.0%
  Biotech-Spec. Pharmaceutical                 1.5%
  ----------------------------
     Pharmacia Corporation                                                                             257,516         13,310,358
                                                                                                                        ----------
  Medical Prod/Supply                          3.4%
  -------------------
    ALZA Corporation ***                                                                               268,700         15,886,887
    Boston Scientific Corporation ***                                                                  628,200         13,781,138
                                                                                                                        ----------
                                                                                                                       29,668,025
                                                                                                                        ----------
  Medical Services                             1.1%
  ----------------
    Aetna Inc.                                                                                         155,700          9,993,994
                                                                                                                        ----------

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
TECHNOLOGY                                    32.8%
  Communication Equipment                      4.6%
  -----------------------
    ADC Telecommunications, Inc. ***                                                                   486,200        $40,780,025
                                                                                                                        ----------
  Computer Related                            11.6%
  ----------------
    3Com Corporation ***                                                                               354,600         20,433,825
    EMC Corporation ***                                                                                519,900         39,999,806
    Gateway, Inc. ***                                                                                  441,700         25,066,475
    Seagate Technology, Inc. ***                                                                       292,900         16,109,500
                                                                                                                        ----------
                                                                                                                      101,609,606
                                                                                                                        ----------
  Computer Software/Services                   7.8%
  --------------------------
    Autodesk, Inc.                                                                                     540,100         18,734,719
    Cadence Design Systems, Inc. ***                                                                   706,900         14,403,087
    Compuware Corporation ***                                                                          434,400          4,506,900
    Keane, Inc. ***                                                                                    689,000         14,899,625
    PeopleSoft, Inc.***                                                                                939,600         15,738,300
                                                                                                                        ----------
                                                                                                                       68,282,631
                                                                                                                        ----------
  Electronics                                  0.6%
  -----------
    W.W. Grainger,  Inc.                                                                               181,000          5,577,063
                                                                                                                        ----------
  Semiconductors                               8.2%
  --------------
    Conexant Systems Inc. ***                                                                          273,898         13,318,290
    Dallas Semiconductor Corporation                                                                   269,200         10,969,900
    Micron Technology, Inc. ***                                                                        237,100         20,879,619
    Texas Instruments Incorporated                                                                     394,400         27,090,350
                                                                                                                        ----------
                                                                                                                       72,258,159
                                                                                                                        ----------
TRANSPORTATION                                 1.5%
  Airlines                                     0.4%
  --------
    Midwest Express Holdings, Inc. ***                                                                 169,875          3,652,312
                                                                                                                        ----------
  Trucking & Shipping                          1.1%
  -------------------
    FedEx Corporation ***                                                                              261,100          9,921,800
                                                                                                                        ----------
UTILITIES                                      2.6%
  Natural Gas                                  2.6%
  -----------
    El Paso Energy Corporation                                                                         174,000          8,863,125
    The Williams Companies, Inc.                                                                       334,000         13,923,625
                                                                                                                        ----------
                                                                                                                       22,786,750
                                                                                                                        ----------
MISCELLANEOUS                                  1.1%
  Professional Services                        1.1%
  ---------------------
    Interim Services Inc. ***                                                                          562,200          9,979,050
                                                                                                                        ----------
       TOTAL DOMESTIC COMMON STOCK
       (COST: $556,237,120)                                                                                            759,780,929
                                                                                                                       -----------
       TOTAL COMMON STOCKS
       (COST: $606,886,618)                                                                                            846,827,391
                                                                                                                       -----------
       TOTAL INVESTMENTS, CAPITAL APPRECIATION
       STOCK FUND (COST: $633,735,039)**                                                                              $873,675,812
                                                                                                                       ===========

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2000, the cost of securities for federal income tax purposes was
$633,735,039.   The  aggregate  unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:

      Gross unrealized appreciation................................$305,952,746
      Gross unrealized depreciation.................................(66,011,973)
                                                                    -----------
      Net unrealized appreciation..................................$239,940,773
                                                                    ===========
***This security is non-income producing.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                             Schedule of Investments
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                 4.3%
    State Street Prime Money Market                                                  6.580%           1,738,387         $1,738,387
                                                                                                                         ---------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $1,738,387)                                                                                                1,738,387
                                                                                                                         ---------

LONG-TERM INVESTMENTS:
COMMON STOCKS:                                96.0%
FOREIGN ISSUES:                                4.1%
    Alcatel SA-ADR ***                                                                                   3,729            247,978
    Annuity and Life Re Holdings, Inc.                                                                   2,000             49,000
    Celestica Inc. ***                                                                                   8,700            431,738
    Elan Corp - PLC ADR ***                                                                             18,500            896,094
    Numac Energy Inc. ***                                                                               20,000             66,250
                                                                                                                          --------
       TOTAL FOREIGN ISSUES
       (COST: $1,091,006)                                                                                               1,691,060
                                                                                                                          --------
DOMESTIC ISSUES:                              91.9%

BASIC MATERIALS                                5.3%
  Agricultural                                 0.3%
  ------------
    Universal Corporation                                                                                5,600            118,300
                                                                                                                          --------
  Chemicals                                    1.0%
  ---------
    Air Products & Chemicals, Inc.                                                                      10,000            308,125
    Chemed Corporation                                                                                   3,200             90,200
                                                                                                                          --------
                                                                                                                          398,325
                                                                                                                          --------
  Chemicals-Specialty                          2.2%
  -------------------
    Ecolab Inc.                                                                                         11,000            429,687
    Engelhard Corporation                                                                                8,300            141,619
    Sigma-Aldrich Corporation                                                                           11,000            321,750
                                                                                                                          --------
                                                                                                                          893,056
                                                                                                                          --------
  Paper/Forest Products                        1.8%
  ---------------------
    Bemis Company, Inc.                                                                                 10,000            336,250
    Caraustar Industries, Inc.                                                                           7,700            116,463
    Westvaco Corporation                                                                                12,000            297,750
                                                                                                                          --------
                                                                                                                          750,463
                                                                                                                          --------
CAPITAL GOODS                                  9.4%
  Building Supplies                            0.6%
  -----------------
    Lafarge Corporation                                                                                  3,400             71,400
    Simpson Manufacturing Co., Inc.  ***                                                                 3,700            176,906
                                                                                                                          --------
                                                                                                                          248,306
                                                                                                                          --------
  Construction                                 0.5%
  ------------
    Carlisle Companies Incorporated                                                                      2,100             94,500
    Granite Construction Incorporated                                                                    4,700            115,150
                                                                                                                          --------
                                                                                                                          209,650
                                                                                                                          --------
  Containers                                   0.2%
  ----------
    Liqui-Box Corporation                                                                                2,000             99,000
                                                                                                                          --------
  Electrical Equipment                         0.9%
  --------------------
    Franklin Electric Co., Inc.                                                                            800             54,200
    Molex Incorporated                                                                                   6,900            332,063
                                                                                                                          --------
                                                                                                                          386,263
                                                                                                                          --------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
  Machinery/Equipment                          3.7%
  -------------------
    Danaher Corporation                                                                                 10,000        $   494,375
    Graco Inc.                                                                                           2,700             87,750
    Ingersoll-Rand Company                                                                              13,000            523,250
    Parker-Hannifin Corporation                                                                         10,000            342,500
    Trinity Industries, Inc.                                                                             4,400             81,400
                                                                                                                          --------
                                                                                                                        1,529,275
                                                                                                                          --------
  Manufacturing-Diversified                    1.5%
  -------------------------
    Eaton Corporation                                                                                    9,000            603,000
                                                                                                                          --------
  Manufacturing-Specialty                      0.2%
  -----------------------
    Teleflex Incorporated                                                                                2,500             92,656
                                                                                                                          --------
  Office Supplies/Equipment                    1.8%
  -------------------------
    Avery Dennison Corporation                                                                           9,000            604,125
    CompX International Inc.                                                                             7,500            152,344
                                                                                                                          --------
                                                                                                                          756,469
                                                                                                                          --------
COMMUNICATION SERVICES                         2.1%
  Telephone                                    2.1%
  ---------
    CenturyTel, Inc.                                                                                    30,000            862,500
                                                                                                                          --------
CONSUMER CYCLICAL                             11.4%
  Apparel/Textiles                             0.1%
  ----------------
    Wolverine World Wide, Inc.                                                                           5,500             54,312
                                                                                                                          --------
  Auto Parts Manufacturing                     0.4%
  ------------------------
    Cooper Tire & Rubber Company                                                                         9,000            100,125
    Gentex Corporation                                                                                   2,000             50,250
                                                                                                                          --------
                                                                                                                          150,375
                                                                                                                          --------
  Commercial\Consumer                          0.2%
  -------------------
    Wallace Computer Services, Inc.                                                                      8,300             81,962
                                                                                                                          --------
  Furniture/Appliances                         1.9%
  --------------------
    Ethan Allen Interiors Inc.                                                                          25,200            604,800
    Steelcase Inc.                                                                                       9,500            161,500
                                                                                                                          --------
                                                                                                                          766,300
                                                                                                                          --------
  Leisure Time/Gaming                          0.5%
  -------------------
    National R.V. Holdings, Inc. ***                                                                     7,200             75,600
    The Topps Company, Inc. ***                                                                         10,000            115,000
                                                                                                                          --------
                                                                                                                          190,600
                                                                                                                          --------
  Printing/Publishing                          1.4%
  -------------------
    A. H. Belo Corporation, Class A                                                                     33,700            583,431
                                                                                                                          --------
  Retail-Discount                              1.7%
  ---------------
    Dollar General Corporation                                                                          27,437            535,022
    ShopKo Stores, Inc. ***                                                                             11,000            169,125
                                                                                                                          --------
                                                                                                                          704,147
                                                                                                                          --------
  Retail - General                             0.4%
  ----------------
    Tractor Supply Company ***                                                                           9,800            162,312
                                                                                                                          --------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
  Retail-Specialty                             4.8%
  ----------------
    Chico's FAS, Inc. ***                                                                                4,900        $    98,000
    Guitar Center Inc ***                                                                                6,600             69,300
    Linens 'n Things, Inc. ***                                                                          15,700            425,862
    O'Reilly Automotive, Inc. ***                                                                       10,200            141,525
    Ross Stores, Inc.                                                                                   17,500            298,594
    The Sherwin-Williams Company                                                                        15,000            317,813
    Tiffany & Co.                                                                                        8,300            560,250
    Wilson, The Leather Experts Inc. ***                                                                 4,950             72,703
                                                                                                                          --------
                                                                                                                        1,984,047
                                                                                                                          --------
CONSUMER STAPLES                               6.3%
  Restaurants                                  2.0%
  -----------
    Applebee's International, Inc.                                                                       2,400             72,750
    IHOP Corp ***                                                                                        6,300            105,525
    Outback Steakhouse, Inc. ***                                                                        21,200            620,100
                                                                                                                          --------
                                                                                                                          798,375
                                                                                                                          --------
  Food Producers/Distributors                  1.3%
  ---------------------------
    Flowers Industries, Inc.                                                                            23,000            458,562
    Riviana Foods Inc                                                                                    3,700             64,519
                                                                                                                          --------
                                                                                                                          523,081
                                                                                                                          --------
  Media-TV/Radio/Cable                         3.0%
  --------------------
    Adelphia Communications Corporation ***                                                              8,600            403,125
    Charter Communications, Inc. ***                                                                    51,200            841,600
                                                                                                                          --------
                                                                                                                        1,244,725
                                                                                                                          --------
ENERGY                                         5.0%
  Exploration/Drilling                         4.6%
  --------------------
    BJ Services Company ***                                                                              9,300            581,250
    ENSCO International Incorporated                                                                    18,900            676,856
    Smith International, Inc ***                                                                         8,800            640,750
                                                                                                                          --------
                                                                                                                        1,898,856
                                                                                                                          --------
  Oil-Domestic                                 0.4%
  ------------
    Remington Oil & Gas  Corporation ***                                                                20,000            150,000
                                                                                                                          --------
FINANCE                                       11.9%
  Banks                                        3.1%
  -----
    Associated Banc-Corp                                                                                 4,840            105,572
    Cullen/Frost Bankers, Inc.                                                                           3,800             99,988
    First Security Corporation                                                                           8,600            116,637
    First Tennessee National Corporation                                                                 7,800            129,187
    Hibernia Corporation                                                                                10,600            115,275
    Marshall & Ilsley Corporation                                                                        4,200            174,300
    Mercantile Bankshares Corporation                                                                    3,200             95,400
    Pacific Century Financial Corporation                                                                8,500            124,313
    TCF Financial Corporation                                                                            5,600            143,850
    Texas Regional Bankshares, Inc.                                                                      6,500            164,938
                                                                                                                          --------
                                                                                                                        1,269,460
                                                                                                                          --------
  Financial Services                           2.9%
  ------------------
    American Capital Strategies, Ltd.                                                                    4,200            100,275
    The Bear Stearns Companies Inc.                                                                     20,000            832,500
    Heller Financial, Inc.                                                                               6,600            135,300
    Tucker Anthony Sutro Corporation                                                                     5,500             99,000
                                                                                                                          --------
                                                                                                                        1,167,075
                                                                                                                          --------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
  Insurance Companies                          4.5%
  -------------------
    Ambac Financial Group, Inc.                                                                         16,000        $   877,000
    MGIC Investment Corporation                                                                         17,000            773,500
    Radian Group Inc.                                                                                    2,200            113,850
    Reinsurance Group of America, Incorporated                                                           2,300             69,288
                                                                                                                          --------
                                                                                                                        1,833,638
                                                                                                                          --------
  Real Estate Investment                       1.4%
  ----------------------
    AMB Property Corporation                                                                             3,900             88,969
    Boston Properties, Inc.                                                                              1,600             61,800
    Kimco Realty Corporation                                                                             1,500             61,500
    Liberty Property Trust                                                                               3,500             90,781
    Reckson Associates Realty Corporation ***                                                            4,100            104,294
    Sun Communities, Inc. ***                                                                            2,800             93,625
    Urban Shopping Centers, Inc.                                                                         1,800             60,637
                                                                                                                          --------
                                                                                                                          561,606
                                                                                                                          --------
HEALTHCARE                                     9.8%
  Biotech-Spec. Pharmaceutical                 0.9%
  ----------------------------
    IDEXX Laboratories, Inc. ***                                                                        15,300            349,988
                                                                                                                          --------
  Drugs                                        4.4%
  -----
    Chiron Corporation ***                                                                              10,900            517,750
    Genzyme Corporation ***                                                                             12,000            713,250
    ICN Pharmaceuticals, Inc.                                                                           17,900            497,844
    NBTY, Inc. ***                                                                                       9,700             61,837
                                                                                                                          --------
                                                                                                                        1,790,681
                                                                                                                          --------
  Medical Products/Supplies                    4.3%
  -------------------------
    ALZA Corporation ***                                                                                10,300            608,987
    Biomet, Inc.                                                                                        12,200            468,937
    Genzyme Surgical  Products ***                                                                         590              5,863
    St. Jude Medical, Inc. ***                                                                           7,900            362,413
    Sybron International Corporation ***                                                                15,100            299,169
                                                                                                                          --------
                                                                                                                        1,745,369
                                                                                                                          --------
  Medical Services                             0.2%
  ----------------
    Trigon Healthcare, Inc. ***                                                                          1,700             87,656
                                                                                                                          --------
TECHNOLOGY                                    22.0%
  Communication Equipment                      1.7%
  -----------------------
    ADC Telecommunications, Inc. ***                                                                     8,200            687,775
                                                                                                                          --------
  Computer Related                             3.7%
  ----------------
    Electronics Boutique Holdings Corp. ***                                                              7,300            119,537
    Handspring, Inc. ***                                                                                30,000            810,000
    Plantronics Inc. ***                                                                                 1,200            138,600
    Quantum Corporation (DSSG) ***                                                                      21,900            212,156
    Storage Technology Corporation ***                                                                  14,200            155,313
    StorageNetworks, Inc. ***                                                                              700             63,175
                                                                                                                          --------
                                                                                                                        1,498,781
                                                                                                                          --------
  Computer Software/Services                   5.9%
  --------------------------
    ANSYS, Inc. ***                                                                                     11,200            127,400
    Black Box Corporation ***                                                                              800             63,337
    Concord EFS, Inc. ***                                                                               15,400            400,400
    Inter-Tel Incorporated                                                                               7,900            126,894
    Investment Technology Group, Inc. ***                                                                4,000            170,250
    Keane, Inc. ***                                                                                     27,300            590,363
    New England Business Service, Inc.                                                                   5,400             87,750
    SunGard Data Systems Inc. ***                                                                       14,400            446,400
    Synopsys, Inc. ***                                                                                  12,000            414,750
                                                                                                                          --------
                                                                                                                        2,427,544
                                                                                                                  --------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
  Electronics                                  4.4%
  -----------
    Arrow Electronics, Inc. ***                                                                         12,100        $   375,100
    Cable Design Technologies Corporation ***                                                            2,100             70,350
    W. W. Grainger, Inc.                                                                                13,000            400,562
    Micros Systems, Inc. ***                                                                             5,700            105,806
    Teradyne, Inc. ***                                                                                   6,000            441,000
    Varian Medical Systems, Inc. ***                                                                    10,100            395,163
                                                                                                                          --------
                                                                                                                        1,787,981
                                                                                                                          --------
  Semiconductors                               6.3%
  --------------
    Atmel Corporation ***                                                                               11,800            435,125
    ATMI, Inc. ***                                                                                       9,600            446,400
    Dallas Semiconductor Corporation                                                                    11,800            480,850
    LSI Logic Corporation ***                                                                            9,200            497,950
    Quantum Corp (HDDS) ***                                                                              3,450             38,166
    Varian Semiconductor Equipment Associates, Inc. ***                                                 11,000            690,937
                                                                                                                          --------
                                                                                                                        2,589,428
                                                                                                                          --------
TRANSPORTATION                                 1.1%
  Airlines                                     0.2%
  --------
    Midwest Express Holdings, Inc. ***                                                                   4,700            101,050
                                                                                                                          --------
  Transportation-Miscellaneous                 0.2%
  ----------------------------
    The Hertz Corporation, Class A                                                                       3,000             84,188
                                                                                                                          --------
  Trucking & Shipping                          0.7%
  -------------------
     Airborne Freight Corporation                                                                        5,900            111,731
     USFreightways Corporation                                                                           5,200            127,725
     Werner Enterprises, Inc.                                                                            5,600             64,750
                                                                                                                          --------
                                                                                                                          304,206
                                                                                                                          --------
UTILITIES                                      4.4%
  Electric Power                               3.9%
  --------------
    Cleco Corporation                                                                                    9,200            308,200
    Constellation Energy Group                                                                          14,000            455,875
    Florida Progress Corporation                                                                        10,000            468,750
    Sierra Pacific Resources ***                                                                         4,100             51,506
    UtiliCorp United Inc.                                                                               16,400            325,950
                                                                                                                          --------
                                                                                                                        1,610,281
                                                                                                                          --------
  Natural Gas                                  0.5%
  -----------
    MDU Resources Group, Inc.                                                                            2,800             60,550
    Peoples Energy Corporation                                                                           1,900             61,513
    Questar Corporation                                                                                  5,000             96,875
                                                                                                                          --------
                                                                                                                          218,938
                                                                                                                          --------
MISCELLANEOUS                                  3.2%
  Diversified                                  0.2%
  -----------
    Astec Industries, Inc. ***                                                                           3,700             93,888
                                                                                                                          --------
  Professional Services                        3.0%
  ---------------------
    Affiliated Computer Services, Inc. ***                                                              13,400            443,038
    Manpower Inc.                                                                                       23,000            736,000
    NCO Group, Inc. ***                                                                                  2,600             60,125
                                                                                                                          --------
                                                                                                                        1,239,163
                                                                                                                          --------
       TOTAL DOMESTIC ISSUES
       (COST: $34,714,532)                                                                                             37,688,482
                                                                                                                        ----------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2000
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
                                             ------                                  -----              ------              -----
       TOTAL COMMON STOCKS
       (COST: $35,805,538)                                                                                            $39,379,542
                                                                                                                        ----------
       TOTAL INVESTMENTS, MID-CAP STOCK FUND
       (COST: $37,543,925)**                                                                                          $41,117,929
                                                                                                                        ==========

Values of investment securities are determined as described in Note 2 of the financial statements.
    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.
  **At June 30, 2000, the cost of securities for federal income tax purposes was $37,544,936. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation..................................$6,763,630
      Gross unrealized depreciation..................................(3,190,637)
                                                                     ----------
      Net unrealized appreciation....................................$3,572,993
                                                                     ==========
***This security is non-income producing.

ADR      American Depository Receipt
PLC      Public Limited Company
REIT     Real Estate Investment Trust

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      Statements of Assets and Liabilities
                                  June 30, 2000
                                   (Unaudited)

                                  Money        Treasury                                     Growth and       Capital         Mid-Cap
                                 Market          2000           Bond          Balanced        Income      Appreciation        Stock
Assets:                           Fund           Fund           Fund            Fund        Stock Fund     Stock Fund         Fund
                                  ----           ----           ----            ----        ----------     ----------         ----
Investments in securities,
at value (note 2) - see
   accompanying schedule*   $85,964,315     $1,959,038    $282,058,338   $641,124,615 $1,149,594,354    $873,675,812    $41,117,929
  Receivable for investment
   securities sold                   --             --       3,078,597      3,420,108      9,803,919       8,649,650             --
  Receivable for fund shares sold    --             --              --             --             --              --             --
  Accrued interest and
    dividends receivable        136,653             --       4,240,168      4,789,361      1,693,708         582,787         38,251
                            -----------    -----------     -----------    -----------   ------------    ------------    -----------
    Total assets             86,100,968      1,959,038     289,377,103    649,334,084  1,161,091,981     882,908,249     41,156,180
                            -----------    -----------     -----------    -----------   ------------    ------------    -----------
Liabilities:
  Payable for investment
   securities purchased              --             --       7,631,117      6,471,825      1,763,009       3,649,677        202,424
  Accrued management fees        31,044          4,706         126,224        370,017        584,093         579,365         32,842
  Accrued other expenses         15,627             --           2,723          6,615         12,018           9,138            300
                            -----------    -----------     -----------    -----------    -----------    ------------    -----------
    Total liabilities            46,671          4,706       7,760,064      6,848,457      2,359,120       4,238,180        235,566
                            -----------    -----------     -----------    -----------    -----------    ------------    -----------
Net assets applicable to
  outstanding capital stock $86,054,297     $1,954,332    $281,617,039   $642,485,627 $1,158,732,861    $878,670,069    $40,920,614
                            ===========    ===========     ===========    ===========   ============    ============    ===========
Represented by:
  Capital stock (par value $.01)
    and additional paid-in
    capital                 $86,054,297    $1,730,401     $291,078,562   $512,426,574   $858,295,111    $619,371,652    $36,509,846
  Undistributed net investment
   income                            --         52,654       4,956,970      5,290,591      2,739,234         187,852         15,712
  Accumulated net realized
   gain (loss) on investments        --             --     (14,638,472)     2,408,021     12,400,281      19,169,792        821,052
  Unrealized appreciation
   (depreciation) on investments     --        171,277         219,979    122,360,441    285,298,235     239,940,773      3,574,004
                            -----------    -----------     -----------    -----------   ------------     -----------    -----------

Total net assets - representing
  net assets applicable to
  outstanding capital stock $86,054,297     $1,954,332    $281,617,039   $642,485,627 $1,158,732,861    $878,670,069    $40,920,614
                            ===========    ===========     ===========    ===========   ============     ===========    ===========
Number of Class Z Shares
  issued and outstanding
  (note 5)                   86,054,297        185,786      27,782,091     30,930,929     33,938,315      33,600,093      3,449,078
                            ===========    ===========     ===========    ===========   ============     ===========    ===========
Net asset value per share of
  outstanding capital stock
  (note 2)                        $1.00         $10.52          $10.14         $20.77         $34.14          $26.15         $11.86
                            ===========    ===========     ===========    ===========   ============     ===========    ===========

*Cost of Investments        $85,964,315     $1,787,761    $281,838,359   $518,764,174$   864,296,119    $633,735,039    $37,543,925
                            -----------    -----------     -----------    -----------   ------------     -----------    -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            Statements of Operations
                         Six Months Ended June 30, 2000
                                   (Unaudited)

                                  Money        Treasury                                     Growth and       Capital         Mid-Cap
                                 Market          2000           Bond          Balanced        Income      Appreciation        Stock
                                  Fund           Fund           Fund            Fund        Stock Fund     Stock Fund         Fund*
                                  ----           ----           ----            ----        ----------     ----------         -----
Investment income (note 2):
  Interest income            $2,391,936        $56,962     $10,062,861    $10,431,805     $1,057,845        $550,751        $35,692

  Dividend income                    --             --              --      1,883,559      7,936,401       3,097,158        155,222
                            -----------     ----------    ------------   ------------    -----------     -----------     ----------
    Total income              2,391,936         56,962      10,062,861     12,315,364      8,994,246       3,647,909        190,914
                            -----------     ----------    ------------   ------------    -----------     -----------     ----------
Expenses (note 4):

  Management fees               178,005          4,308         731,061      2,152,238      3,376,179       3,370,631        166,344

  Trustees' fees                    226             --             688          1,654          3,014           2,302             73

  Audit fees                        394             --           1,204          2,896          5,273           4,030            128
                            -----------     ----------    ------------   ------------    -----------     -----------     ----------
    Total expenses              178,625          4,308         732,953      2,156,788      3,384,466       3,376,963        166,545
                            -----------     ----------    ------------   ------------    -----------     -----------     ----------
Net investment income         2,213,311         52,654       9,329,908     10,158,576      5,609,780         270,946         24,369

Realized and unrealized gain (loss) on investments (notes 2 and 3):

  Net realized gain (loss)
   on investments                    --             --      (6,545,477)     2,693,617     12,761,383      19,169,792        822,062

  Net change in unrealized
   appreciation (depreciation)
   on investments                    --            538       4,145,264      5,475,483      7,034,896       8,003,781      1,221,126
                            -----------     ----------    ------------   ------------    -----------     -----------     ----------
Net gain (loss) on investments       --            538      (2,400,213)     8,169,100     19,796,279      27,173,573      2,043,188
                            -----------     ----------    ------------   ------------    -----------     -----------     ----------


Net increase in net assets
  resulting from operations  $2,213,311        $53,192      $6,929,695    $18,327,676    $25,406,059     $27,444,519     $2,067,557
                            ===========     ==========    ============   ============    ===========     ===========     ==========

*Commenced operations May 1, 1999.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                       Statements of Changes in Net Assets
       Six Months Ended June 30, 2000 and the Year Ended December 31, 1999
                                   (Unaudited)

                                         MONEY MARKET FUND               TREASURY 2000 FUND                      BOND FUND
Operations:                           2000            1999              2000            1999              2000             1999
           --------------------------------------------------------------------------------------------------------------------

  Net investment income           $2,213,311       $3,088,037          $52,654         $105,875       $9,329,908      $4,236,584

   Net realized gain (loss) on
   investments                            --               --               --               --       (6,545,477)      (8,092,995)

  Net change in unrealized appreciation
   or depreciation on investments         --               --              538          (49,993)       4,145,264       (4,261,091)
                                 -----------      -----------      -----------      -----------      -----------      -----------
   Change in net assets from
    operations                     2,213,311        3,088,037           53,192           55,882        6,929,695        1,882,498
                                 -----------      -----------      -----------      -----------      -----------      -----------


Distributions to shareholders:

  From net investment income     (2,213,311)       (3,088,037)              --               --       (4,596,078)     (14,083,486)

  From realized gains on investments     --                --               --               --               --           (3,484)
                                 -----------      -----------      -----------      -----------      -----------      -----------
   Change in net assets from
    distributions                (2,213,311)       (3,088,037)              --               --       (4,596,078)     (14,086,970)
                                 -----------      -----------      -----------      -----------      -----------      -----------

Class Z Share transactions (note 5):

  Proceeds from sale of shares   30,843,334        57,336,829               --            9,354       30,454,019       28,132,898

  Net asset value of shares issued in
   reinvestment of distributions  2,198,550         3,095,292               --               --        4,596,078       14,086,970
                                 -----------      -----------      -----------      -----------      -----------      -----------
                                 33,041,884        60,432,121               --            9,354       35,050,097       42,219,868

  Cost of shares repurchased    (29,633,562)      (34,202,634)              --               --       (6,251,901)      (7,811,320)
                                 -----------      -----------      -----------      -----------      -----------      -----------
   Change in net assets derived from
    capital share transactions    3,408,322        26,229,487               --            9,354       28,798,196       34,408,548
                                 -----------      -----------      -----------      -----------      -----------      -----------
Increase in net assets            3,408,322        26,229,487           53,192           65,236       31,131,813       22,204,076

Net assets:

  Beginning of year              82,645,975        56,416,488        1,901,140        1,835,904      250,485,226      228,281,150
                                 -----------      -----------      -----------      -----------      -----------      -----------
  End of year                   $86,054,297       $82,645,975       $1,954,332       $1,901,140     $281,617,039     $250,485,226
                                 ===========      ===========      ===========      ===========      ===========      ===========
Undistributed net investment
  income included in net assets          --                --          $52,654               --       $4,956,970         $223,139
                                 ===========      ===========      ===========      ===========      ===========      ===========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
       Six Months Ended June 30, 2000 and the Year Ended December 31, 1999
                                   (Unaudited)

                                                                          GROWTH AND INCOME                CAPITAL APPRECIATION
                                           BALANCED FUND                     STOCK FUND                         STOCK FUND
Operations:                           2000            1999              2000            1999              2000             1999
           --------------------------------------------------------------------------------------------------------------------

  Net investment income          $10,158,576      $15,028,471       $5,609,780       $9,804,224         $270,946         $722,710

  Net realized gain (loss) on
   investments                     2,693,617       18,937,774       12,761,383       64,716,812       19,169,792       73,587,448

  Net change in unrealized appreciation
   or depreciation on investments  5,475,483       37,197,027        7,034,896       81,136,793        8,003,781       91,564,086
                                 -----------      -----------     ------------     ------------      -----------      -----------
   Change in net assets from
    operations                    18,327,676       71,163,272       25,406,059      155,657,829       27,444,519      165,874,244
                                 -----------      -----------     ------------     ------------      -----------      -----------
Distributions to shareholders:

  From net investment income      (5,152,881)     (14,771,068)      (3,058,979)      (9,615,791)        (150,893)        (654,910)

  From realized gains on
      investments                 (3,416,124)     (13,330,805)      (4,123,478)     (64,716,574)      (9,194,838)     (64,764,832)
                                 -----------      -----------     ------------     ------------      -----------      -----------
   Change in net assets from
    distributions                 (8,569,005)     (28,101,873)      (7,182,457)     (74,332,365)      (9,345,731)     (65,419,742)
                                 -----------      -----------     ------------     ------------      -----------      -----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares    30,345,096       91,071,831       43,611,271      127,024,727       43,198,245       61,727,019

  Net asset value of shares issued in
   reinvestment of distributions   8,569,005       28,101,873        7,182,457       74,332,365        9,345,731       65,419,742
                                 -----------      -----------     ------------     ------------      -----------      -----------
                                  38,914,101      119,173,704       50,793,728      201,357,092       52,543,976      127,146,761

  Cost of shares repurchased      (9,322,842)      (9,091,748)      (8,614,565)     (17,526,082)     (31,106,490)     (18,840,534)
                                 -----------      -----------     ------------     ------------      -----------      -----------
   Change in net assets derived from
    capital share transactions    29,591,259      110,081,956       42,179,163      183,831,010       21,437,486      108,306,227
                                 -----------      -----------     ------------     ------------      -----------      -----------
Increase (decrease) in net assets 39,349,930      153,143,355       60,402,765      265,156,474       39,536,274      208,760,729

Net assets:

  Beginning of year              603,135,697      449,992,342    1,098,330,096      833,173,622      839,133,795      630,373,066
                                 -----------      -----------     ------------     ------------      -----------      -----------
  End of year                   $642,485,627     $603,135,697   $1,158,732,861   $1,098,330,096     $878,670,069     $839,133,795
                                 ===========      ===========     ============     ============      ===========      ===========
Undistributed net investment
  income included in net assets   $5,290,591         $284,896       $2,739,234         $188,433         $187,852          $67,799
                                 ===========      ===========     ============     ============      ===========      ===========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
       Six Months Ended June 30, 2000 and the Year Ended December 31, 1999
                                   (Unaudited)


                                        MID-CAP STOCK FUND*
Operations:                           2000            1999
           -----------------------------------------------

  Net investment income              $24,369          $51,863

  Net realized gain (loss) on
   investments                       822,062          481,164

  Net change in unrealized appreciation
   or depreciation on investments  1,221,126        2,352,878
                                  ----------       ----------
   Change in net assets from
    operations                     2,067,557        2,885,905
                                  ----------       ----------
Distributions to shareholders:

  From net investment income         (17,497)         (43,023)

    From realized gains on
      investments                    (25,758)        (456,416)
                                  ----------       ----------
   Change in net assets from
    Distributions                    (43,255)        (499,439)
                                  ----------       ----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares    14,233,126       23,763,821

  Net asset value of shares issued in
   reinvestment of distributions      43,255          499,439
                                  ----------       ----------
                                  14,276,381       24,263,260

  Cost of shares repurchased      (1,859,497)        (170,298)
                                  ----------       ----------
   Change in net assets derived from
    capital share transactions    12,416,884      24,092,962
                                  ----------       ----------
Increase (decrease) in net assets 14,441,186       26,479,428

Net assets:

  Beginning of year               26,479,428               --
                                  ----------       ----------
  End of year                    $40,920,614      $26,479,428
                                  ==========       ==========

Undistributed net investment
  income included in net assets      $15,712           $8,840
                                  ==========       ==========
*Commenced operations May 1, 1999.

See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              Financial Highlights
          Six Months Ended June 30, 2000 and the Year Ended December 31
                                   (Unaudited)

(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
                                                ------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income***                        0.03              0.05             0.05              0.05             0.05
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.03)            (0.05)           (0.05)            (0.05)           (0.05)
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
====================================================================================================================================

Total Return*                                     2.78%             4.69%            5.00%             5.01%             4.72%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $86,054           $82,646          $56,416           $41,170           $21,011

Ratio of Expenses to Average Net Assets**         0.45%             0.45%            0.45%             0.50%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                      5.56%             4.72%            4.99%             5.05%             4.74%

====================================================================================================================================

For the Money Market Fund, the "seven-day average" yield for the seven days ended June 30, 2000, was 6.18% and the "effective" yield for that period was 6.37% (unaudited).

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51%, 0.67% and 0.73% for 1997, 1996 and 1995, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                               TREASURY 2000 FUND
                              Financial Highlights
          Six Months Ended June 30, 2000 and the Year Ended December 31
                                   (Unaudited)

(For a share outstanding throughout the period)   2000              1999             1998              1997             1996
                                                ------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $10.23             $9.93            $9.24             $8.64            $8.47
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income**                         0.29              0.57             0.58              0.58             0.58

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.00)            (0.27)            0.11              0.02            (0.41)
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.29              0.30             0.69              0.60             0.17
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income         --                --               --                --                --

   Distributions from Realized Capital Gains        --                --               --                --                --
                                                 ------            ------           ------            ------            ------

  Total Distributions                               --                --               --                --                --
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.52            $10.23            $9.93             $9.24            $8.64
====================================================================================================================================

Total Return*                                     2.80%             3.04%            7.52%             6.85%             2.10%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $1,954            $1,901           $1,836            $1,701            $1,585

Ratio of Expenses to Average Net Assets           0.45%             0.45%            0.45%             0.45%             0.45%

Ratio of Net Investment Income to Average
  Net Assets                                      5.47%             5.70%            6.01%             6.56%             7.03%

====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

**Based on average shares outstanding during year.

See accompanying notes to financial statements.

                                    BOND FUND
                              Financial Highlights
          Six Months Ended June 30, 2000 and the Year Ended December 31
                                   (Unaudited)

(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
                                                ------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $10.05            $10.57           $10.54            $10.33           $10.63
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income***                        0.35              0.62             0.63              0.54             0.65

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.10)            (0.54)            0.02              0.20            (0.28)
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.25              0.08             0.65              0.74             0.37
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.16)            (0.60)           (0.62)            (0.51)           (0.64)

   Distributions from Realized Capital Gains      (0.00)            (0.00)           (0.00)            (0.02)           (0.03)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.16)            (0.60)           (0.62)            (0.53)           (0.67)
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.14            $10.05           $10.57            $10.54           $10.33
====================================================================================================================================

Total Return*                                     2.58%             0.73%            6.18%             7.45%             2.86%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $281,617          $250,485         $228,281          $188,840           $26,572

Ratio of Expenses to Average Net Assets**          0.55%             0.55%             0.55%            0.56%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       6.98%             5.92%             5.94%            6.50%             6.25%

Portfolio Turnover Rate                          331.77%           713.52%           142.98%           30.71%            25.67%
====================================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57%, 0.67% and 0.68% for 1997, 1996 and 1995, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                                 BALANCED FUND
                              Financial Highlights
          Six Months Ended June 30, 2000 and the Year Ended December 31
                                   (Unaudited)


(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
                                               -------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $20.44            $18.74           $17.02            $15.29           $14.63
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income***                        0.34              0.56             0.57              0.62             0.58

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.27              2.14             1.72              1.93             0.98
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.61              2.70             2.29              2.55             1.56
                                               -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.17)            (0.53)           (0.57)            (0.63)           (0.58)

   Distributions from Realized Capital Gains      (0.11)          (0.47)             --                (0.19)           (0.32)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.28)            (1.00)           (0.57)            (0.82)           (0.90)
                                               -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $20.77            $20.44           $18.74            $17.02           $15.29
====================================================================================================================================

Total Return*                                     3.00%            14.49%           13.40%            16.87%            10.79%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $642,486          $603,136         $449,992          $309,804          $194,725

Ratio of Expenses to Average Net Assets**          0.70%             0.70%            0.70%             0.68%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       3.28%             2.83%            3.20%             3.81%            3.91%

Portfolio Turnover Rate                          141.38%           269.00%           78.71%            21.15%           33.48%

====================================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69%, 0.65% and 0.68% for 1997, 1996 and 1995, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              Financial Highlights
          Six Months Ended June 30, 2000 and the Year Ended December 31
                                   (Unaudited)


(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
                                               -------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $33.58            $30.56           $27.20            $21.32           $18.20
                                                 ------            ------           ------            ------            ------

Income from Investment Operations

Net Investment Income***                           0.17              0.34             0.34              0.31             0.34

Net Realized and Unrealized Gain (Loss)
on Investments                                     0.60              5.12             4.52              6.36             3.93
                                                 ------            ------           ------            ------            ------

Total from Investment Operations                   0.77              5.46             4.86              6.67             4.27
                                               -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.09)            (0.32)           (0.34)            (0.32)           (0.34)

   Distributions from Realized Capital Gains      (0.12)            (2.12)           (1.16)            (0.47)           (0.81)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.21)            (2.44)           (1.50)            (0.79)           (1.15)
                                               -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $34.14            $33.58           $30.56            $27.20           $21.32
====================================================================================================================================

Total Return*                                     2.29%            17.95%           17.92%            31.42%            22.02%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $1,158,733        $1,098,330         $833,174          $590,135          $232,841

Ratio of Expenses to Average Net Assets**          0.60%             0.60%            0.60%             0.61%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.99%             0.99%            1.17%             1.39%            1.78%

Portfolio Turnover Rate                           11.87%            20.13%           17.69%            20.39%           40.55%

====================================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61%, 0.65% and 0.69% for 1997, 1996 and 1995, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              Financial Highlights
          Six Months Ended June 30, 2000 and the Year Ended December 31
                                   (Unaudited)


(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
                                               -------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $25.59            $22.19           $18.85            $14.60           $12.51
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income***                        0.01              0.02             0.06              0.07             0.13

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.83              5.55             3.87              4.52             2.55
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.84              5.57             3.93              4.59             2.68
                                               -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.00)            (0.02)           (0.06)            (0.07)           (0.13)

   Distributions from Realized Capital Gains      (0.28)            (2.15)           (0.53)            (0.27)           (0.46)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.28)            (2.17)           (0.59)            (0.34)           (0.59)
                                               -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $26.15            $25.59           $22.19            $18.85            $14.60
====================================================================================================================================

Total Return*                                     3.26%            25.19%           20.90%            31.57%            21.44%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $878,670          $839,134         $630,373          $456,194           $98,674

Ratio of Expenses to Average Net Assets**          0.80%             0.80%            0.80%             0.82%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.06%             0.10%            0.31%             0.70%            0.96%

Portfolio Turnover Rate                            9.32%            38.38%           18.67%            17.06%           49.77%

====================================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83%, 0.66% and 0.75% for 1997, 1996 and 1995, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              Financial Highlights
         Six Months Ended June 30, 2000 and the Period Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period)   2000              19991
                                               ---------------------------------

Net Asset Value, Beginning of Period             $11.15            $10.00
                                                 ------            ------

  Income from Investment Operations

   Net Investment Income****                       0.01              0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.72              1.34
                                                 ------            ------

  Total from Investment Operations                 0.73              1.37
                                               ---------------------------------

  Distributions

   Distributions from Net Investment Income       (0.01)           (0.02)

   Distributions from Realized Capital Gains      (0.01)           (0.20)
                                                 ------            ------

  Total Distributions                             (0.02)           (0.22)
                                               ---------------------------------

Net Asset Value, End of Period                   $11.86            $11.15
================================================================================

Total Return*                                     6.56%            13.68%**
================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $40,921           $26,479

Ratio of Expenses to Average Net Assets           0.78%             1.00%***

Ratio of Net Investment Income to Average
  Net Assets                                      0.11%             0.39%***

Portfolio Turnover Rate                          35.04%            35.55%

================================================================================

      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Not annualized.

  ***Annualized.

****Based on average shares outstanding during period.


1Commenced operations May 1, 1999.

See accompanying notes to financial statements.

                               ULTRA SERIES FUND

                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with seven investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds. The Mid-Cap Stock Fund commenced operations May 1, 1999. On or within 12 months prior to the portfolio maturity date, the securities of the Treasury 2000 Fund will be liquidated. Once the Treasury 2000 Fund has liquidated its portfolio, additional Stripped Treasury Securities with a portfolio maturity date selected at that time may be purchased and the Fund may continue, with liquidation and subsequent refunding occurring from time to time.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of June 30, 2000, no Class C Shares have been issued.

(2)  Significant Accounting Policies

     (a) Valuation of Investment Securities

         Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of trustees in good faith at fair value.

         Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

         Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available. In circumstances where prices are not available from the fund's pricing service, securities may be valued using market quotations obtained from one or more dealers or a quotation system. Short-term securities with maturities of 60 days or less and the Money Market Fund securities are valued at amortized cost, which approximates market value.

     (b) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined daily based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, advisory/administrative, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of net investment income from the Mid-Cap Stock Fund, Capital Appreciation Stock Fund, Growth and Income Stock Fund, Bond Fund, and Balanced Fund are declared and reinvested quarterly in additional full and fractional shares of the respective funds. Distributions of net realized capital gains of these funds, if any, will be declared and reinvested at least annually. The Treasury 2000 Fund will utilize an annual consent dividend procedure which provides the fund with the deduction for dividends constructively paid to shareholders.

     (c) Federal Income Taxes

         Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required.

         Generally  accepted   accounting   principals  require  that  permanent
         financial reporting and tax differences be reclassified in the capital accounts.

         For federal income tax purposes, at December 31, 1998, the Balanced fund had a capital loss carryover of $2,476,442 that was offset by capital gains in 1999. At December 31, 1999, the Bond Fund had a capital loss carryover of $7,838,884 that will expire in the year 2007 if not offset by subsequent capital gains. To the extent the Bond Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryover.

     (d) Security Transactions and Investment Income
         Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on the identified cost basis. Interest, including amortization of premium and discount, is accrued daily and dividend income is recorded on the ex-dividend date.

     (e) Use of Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the six-month period ended June 30, 2000, were as follows:

                                             U.S. Government Securities                     Other Investment Securities
                                            Purchases            Sales                      Purchases           Sales

     Bond                                $590,213,674         $560,261,384               $1,076,309,390    $1,075,783,440
     Balanced                             549,050,722          519,500,763                  892,598,260       846,332,075
     Growth and Income Stock                        0                    0                  310,188,724       193,744,371
     Capital Appreciation Stock                     0                    0                  306,070,627       266,165,035
     Mid-Cap Stock                                  0                    0                   30,154,053         6,928,419

(4)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with CIMCO Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

              Money Market                           0.45%
              Treasury 2000                          0.45%
              Bond                                   0.55%
              Balanced                               0.70%
              Growth and Income Stock                0.60%
              Capital Appreciation Stock             0.80%
              Mid-Cap Stock                          1.00%

     Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     The Investment Advisor has entered into a Subadvisor Agreement for the management of a portion of the investments in the Mid-Cap Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisor. The Subadvisor for this Fund is Heartland Advisors, Inc.

     In addition to the unified investment advisory fee and Subadvisor Agreement, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     All capital shares outstanding at June 30, 2000, are owned by separate investment accounts of CUNA Mutual Life.

     Certain officers and trustees of the Fund are also officers of CUNA Mutual Life or CIMCO Inc. During the six-month period ended June 30, 2000, the Fund made no direct payments to its officers and paid trustees' fees of approximately $7,957 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

(5)  Share Activity

     Transactions in Class Z Shares of each fund for the year ended December 31, 1999 and for the six-month period ended June 30, 2000, were as follows:

                                  Money       Treasury                                     Growth and       Capital         Mid-Cap
                                 Market         2000           Bond          Balanced     Income Stock   Appreciation        Stock
                                  Fund          Fund           Fund            Fund           Fund        Stock Fund         Fund*
                                  ----          ----           ----            ----           ----        ----------         -----

     Shares outstanding at
          December 31, 1998   56,416,488       184,870      21,598,720     24,018,663     27,264,375      28,412,098             --
                              ----------      --------       ---------      ---------      ---------       ---------       --------

     Shares sold              57,336,829           916       2,689,111      4,567,002      3,735,034       2,570,088      2,349,783
     Reinvestment dividend
        shares                 3,095,292            --       1,378,627      1,376,385      2,218,655       2,576,478         42,297
     Shares repurchased      (34,202,634)           --        (743,228)      (452,501)      (507,934)       (767,172)       (16,297)
                              ----------      --------       ---------      ---------      ---------       ---------       --------
     Shares outstanding at
          December 31, 1999   82,645,975       185,786      24,923,230     29,509,549     32,710,130      32,791,492      2,375,783
                              ----------      --------       ---------      ---------      ---------       ---------       --------

     Shares sold              30,843,334            --       3,023,096      1,467,506      1,280,141       1,675,972      1,224,040
     Reinvestment dividend shares2,198,550          --         456,931        406,568        201,224         346,539          3,535
     Shares repurchased      (29,633,562)           --        (621,166)      (452,694)      (253,180)     (1,213,910)      (154,280)
                              ----------      --------       ---------      ---------      ---------       ---------       --------
     Shares outstanding at
          June 30, 2000       86,054,297       185,786      27,782,091     30,930,929     33,938,315      33,600,093      3,449,078
                              ==========      ========       =========      =========      =========       =========       ========

*Commenced operations May 1, 1999.

                               ULTRA SERIES FUND
                              Officers and Trustees




                                    TRUSTEES

      Gwendolyn M. Boeke                         Lawrence R. Halverson
      Michael S. Daubs                           Thomas C. Watt
      Alfred L. Disrud


               OFFICERS

      Name                                       Office

      Michael S. Daubs                           President
      Lawrence R. Halverson                      Vice President
      Thomas J. Merfeld                          Secretary
      Mary E. Hoffmann                           Treasurer
      Michael G. Joneson                         Assistant Secretary
      Robert M. Buckingham                       Assistant Secretary